                                                                 Exhibit 10.25
                                                                 =============

                              AGREEMENT OF LEASE

                                    between

                           SLG Graybar Sublease LLC

                                   Landlord

                                      and

                              Medix Resources, Inc.

                                    Tenant

                         Dated as of January 17, 2002

                                 Suite 1830-32
                              420 Lexington Avenue
                               New York, New York

                              TABLE OF CONTENTS
                              -----------------

TABLE OF CONTENTS

ARTICLE 1   DEMISE; PREMISES AND PURPOSE

ARTICLE 2   TERM

ARTICLE 3   RENT AND ADDITIONAL RENT

ARTICLE 4   ASSIGNMENT/SUBLETTING

ARTICLE 5   DEFAULT

ARTICLE 6   RELETTING, ETC

ARTICLE 7   LANDLORD MAY CURE DEFAULTS

ARTICLE 8   ALTERATIONS

ARTICLE 9   LIENS

ARTICLE 10  REPAIRS

ARTICLE 11  FIRE OR OTHER CASUALTY

ARTICLE 12  END OF TERM

ARTICLE 13  SUBORDINATION AND ESTOPPEL, ETC

ARTICLE 14  CONDEMNATION

ARTICLE 15  REQUIREMENTS OF LAW

ARTICLE 16  CERTIFICATE OF OCCUPANCY

ARTICLE 17  POSSESSION

ARTICLE 18  QUIET ENJOYMENT

ARTICLE 19  RIGHT OF ENTRY

ARTICLE 20  INDEMNITY

ARTICLE 21  LANDLORD'S LIABILITY, ETC

ARTICLE 22  CONDITION OF PREMISES

ARTICLE 23  CLEANING

ARTICLE 24  JURY WAIVER

ARTICLE 25  NO WAIVER, ETC

ARTICLE 26  OCCUPANCY AND USE BY TENANT

ARTICLE 27  NOTICES

ARTICLE 28  WATER

ARTICLE 29  SPRINKLER SYSTEM

ARTICLE 30  HEAT, ELEVATOR, ETC

ARTICLE 31  SECURITY DEPOSIT

ARTICLE 32  TAX ESCALATION

ARTICLE 33  RENT CONTROL

ARTICLE 34  SUPPLIES

ARTICLE 35  AIR CONDITIONING

ARTICLE 36  SHORING

ARTICLE 37  EFFECT OF CONVEYANCE, ETC

ARTICLE 38  RIGHTS OF SUCCESSORS AND ASSIGNS.

ARTICLE 39  CAPTIONS

ARTICLE 40  BROKERS

ARTICLE 41  ELECTRICITY

ARTICLE 42  LEASE SUBMISSION

ARTICLE 43  INSURANCE

ARTICLE 44  SIGNAGE

ARTICLE 45  RIGHT TO RELOCATE

ARTICLE 46  FUTURE CONDOMINIUM CONVERSION

ARTICLE 47  MISCELLANEOUS

ARTICLE 48  COMPLIANCE WITH LAW

ARTICLE 49  EXTENSION OPTION

ARTICLE 50  RULES AND REGULATIONS

                             INDEX OF DEFINED TERMS

TERM

Additional Rent
Alterations
Base Tax Year
Brokers
Building
Building Cleaning Contractor
Building Project
Commencement Date
Comparative Year
Cooling Season
Declaration
Delivery Personnel
Designated Agent
ERIF
excess electricity
Existing HVAC Equipment
Expiration Date
Extension Right
Extension Term
Extension Term Comm. Date
Fixed Annual Rent
FMRV
HVAC System
Independent Broker
Landlord's Electrical Consultant
Landlord's Relocation Work.
Landlord's Restoration Work
Landlord's Broker
Landlord's Broker's Letter
Lease
Leaseback Area
Midtown
Ordinary Business Hours
Ordinary Equipment
Premises
Real Estate Taxes
Recapture Date
Relocation Effective Date
Relocation Notice
Relocation Space
Rent
Security
Supplemental Systems
Tenant Cleaning Services
Tenant's Recapture Offer
Tenant's Share
Tenant's Broker
Tenant's Broker's Letter
Term

            LEASE  (this  "Lease")  made as of the  17th day of  January  2002 between  SLG  Graybar  Sublease,  LLC, a New York  limited  liability  company having an office c/o SL Green  Realty  Corp.,  at 420  Lexington  Avenue,  New
York,  New York,  10170,  hereinafter  referred  to as  "Landlord",  and Medix
Resources,  Inc.,  a Colorado  corporation  having an office at 420  Lexington
Avenue, New York, New York, 10170, hereinafter referred to as "Tenant".

                              W I T N E S S E T H
                              - - - - - - - - - -

            Landlord and Tenant,  in  consideration  of the mutual  agreements herein  contained and other good and valuable  consideration,  the receipt and sufficiency  of which is hereby  acknowledged,  hereby  covenant  and agree as follows:

                                   ARTICLE 1

                         DEMISE; PREMISES AND PURPOSE

            1.01  Landlord  hereby  leases and  demises to Tenant,  and Tenant hereby hires and takes from Landlord,  those certain  Premises  located on and comprising a rentable  portion of the  eighteenth  (18th) floor  designated as
Room  1830-32,  approximately  as indicated by hatch marks on the plan annexed hereto and made a part hereof as "Exhibit A" (the  "Premises") in the building known as and  located  at 420  Lexington  Avenue,  New  York,  New  York  (the
"Building") subject to the provisions of this Lease.

            1.02  The Premises  shall be used and occupied for  executive  and general  office use consistent  with that found in Class "A" high-rise  office buildings located in midtown Manhattan only and for no other purpose.

            1.03  Neither the Premises, nor the halls,  corridors,  stairways, elevators or any other portion of the Building  shall be used by the Tenant or
the  Tenant's  servants,   employees,   licensees,  invitees  or  visitors  in
connection  with the  aforesaid  permitted use or otherwise so as to cause any congestion  of the  public  portions  of  the  Building  or the  entranceways, sidewalks or roadways  adjoining  the  Building  whether by trucking or by the
congregating  or  loitering   thereon  of  the  Tenant  and/or  the  servants,
employees, licensees, invitees or visitors of the Tenant.

            1.04  Tenant shall not permit  messengers,  delivery  personnel or other  individuals  providing such services to Tenant  ("Delivery  Personnel")
to: (i) assemble,  congregate or to form a line outside of the Premises or the
Building or otherwise  impede the flow of  pedestrian  traffic  outside of the
Premises or  Building  or (ii) park or  otherwise  leave  bicycles,  wagons or other  delivery  carts  outside  of the  Premises  or the  Building  except in locations  outside of the Building  designated by Landlord from  time-to-time.
Tenant shall require all Delivery  Personnel to comply with rules  promulgated by Landlord from time-to-time regarding the use of outside messenger services.

                                   ARTICLE 2

                                     TERM

            2.01  The  Premises are leased for a term of  approximately  three
(3) years (the "Term") which shall  commence on the earlier of (x) February 1,
2002 or (y) the date upon  which  Landlord's  Work  (hereinafter  defined)  is substantially  completed (the  "Commencement  Date") and shall end on the 31st day of January,  2005 (the  "Expiration  Date") or on such  earlier  date upon which the Term shall expire, be canceled or terminated  pursuant to any of the conditions or covenants of this Lease or pursuant to law.

                                   ARTICLE 3

                           RENT AND ADDITIONAL RENT

            3.01  Tenant shall pay fixed annual rent without  electricity (the
"Fixed Annual Rent") at the rates provided for in the schedule  annexed hereto and made a part  hereof  as  "Exhibit  B" in  equal  monthly  installments  in advance on the first (1st) day of each calendar month during the Term,  except that the first (1st)  monthly  installment  of Fixed Annual Rent shall be paid by Tenant upon its  execution of this Lease.  All sums other than Fixed Annual
Rent payable  hereunder  shall be deemed to be "Additional  Rent" and shall be payable  on demand,  unless  other  payment  dates are  hereinafter  provided.
Tenant shall pay all Fixed Annual Rent and  Additional  Rent due  hereunder at the office of Landlord or such other place as Landlord may designate,  payable in United States legal tender,  by cash, or by good and sufficient check drawn on a New York City bank which is a member of the New York Clearing  House or a successor thereto, and without any set off or deduction  whatsoever.  The term
"Rent" as used in this  Lease  shall  mean Fixed  Annual  Rent and  Additional
Rent.  Landlord may apply  payments made by Tenant  towards the payment of any
item  of  Fixed  Annual  Rent  and/or   Additional   Rent  payable   hereunder
notwithstanding  any  designation  by Tenant as to the items against which any such payment should be credited.

            3.02  Subject to the provisions  hereof,  if and so long as Tenant is not in default  under this Lease,  the first (1st) monthly  installment  of
Fixed  Annual Rent  (without  electricity)  accruing  under the Lease shall be abated  by the  sum  of  $23,613.75.  Anything  contained  hereinabove  to the contrary notwithstanding,  if Tenant at any time during the term of the Lease, breaches any material covenant,  condition or provision of the Lease and fails to cure such breach within any applicable grace period,  and provided that the
Lease is terminated by Landlord  because of such  material  default,  then, in addition  to all other  damages  and  remedies  herein  provided  and to which
Landlord may be  otherwise  entitled,  Landlord  shall also be entitled to the repayment  in full of all Rent which has  theretofore  been  abated  under the provisions  of this  Lease,  which  repayment  Tenant  shall make upon  demand therefore;  provided,  however, that amount to be repaid to Landlord under the provisions of this Article shall be  determined by  multiplying  the amount of said abatement by a fraction,  the denominator of which is number of months in the term of the  Lease,  and the  numerator  of which is the number of months, and  portions  thereof,  remaining  in the term of this Lease  following  such breach.

                                   ARTICLE 4

                            ASSIGNMENT/SUBLETTING

            4.01  Neither  Tenant  nor  Tenant's  legal   representatives   or
successors  in  interest  by  operation  of law or  otherwise,  shall  assign, mortgage or otherwise  encumber this Lease, or sublet or permit all or part of the  Premises  to be used by  others,  without  the prior  written  consent of
Landlord  in each  instance.  The  transfer  of a  majority  of the issued and outstanding  capital stock of any corporate tenant  (excluding,  however,  the transfer of stock effected  through the  "over-the-counter  market" or through any  recognized  stock  exchange)  or a majority of the total  interest in any partnership tenant, however accomplished,  and whether in a single transaction or in a series of related or unrelated transactions,  the conversion Tenant to either a limited liability  company or a limited liability  partnership or the merger or consolidation of a corporate  tenant,  shall be deemed an assignment of this  Lease or of such  sublease,  consent  to which  shall be  granted  or withheld by Landlord in accordance  with the  provisions  of this Article.  If this Lease is assigned,  or if the Premises or any part thereof is underlet or occupied by anybody other than Tenant,  Landlord may, after default by Tenant, collect rent from the  assignee,  undertenant  or occupant,  and apply the net
amount   collected   to  the  rent  herein   reserved,   but  no   assignment,
underletting,  occupancy  or  collection  shall  be  deemed  a  waiver  of the provisions hereof, the acceptance of the assignee,  undertenant or occupant as tenant,  or a release  of Tenant  from the  further  performance  by Tenant of covenants on the part of Tenant herein  contained.  The consent by Landlord to an  assignment  or  underletting  shall not in any way be construed to relieve
Tenant  from  obtaining  the  express  consent in writing of  Landlord  to any
further   assignment  or  underletting.   In  no  event  shall  any  permitted
sublessee  assign or  encumber  its  sublease  or  further  sublet  all or any portion of its sublet  space,  or otherwise  suffer or permit the sublet space or any part  thereof  to be used or  occupied  by others,  without  Landlord's
prior  written  consent  in  each  instance.  A  modification,   amendment  or
extension  of a sublease  shall be deemed a sublease.  The listing of the name of a party or  entity  other  than that of  Tenant  on the  Building  or floor directory  or on or  adjacent  to the  entrance  door  to the  Premises  shall neither  grant such party or entity any right or  interest in this Lease or in the Premises nor constitute  Landlord's  consent to any assignment or sublease to, or  occupancy  of the  Premises  by, such party or entity.  If any lien is filed  against the  Premises or the Building of which the same form a part for brokerage  services  claimed to have been  performed  for Tenant in connection with any such assignment or sublease,  whether or not actually performed,  the same shall be  discharged  within  twenty  (20) days  thereafter,  at Tenant's expense,  by filing the bond  required  by law, or  otherwise,  and paying any other necessary  sums, and Tenant agrees to indemnify  Landlord and its agents and hold  them  harmless  from  and  against  any and all  claims,  losses  or liability resulting from such lien for brokerage services rendered.

            4.02  If Tenant  desires to assign  this Lease or to sublet all or any portion of the  Premises,  it shall first  submit in writing to Landlord a notice (the  "Tenant's  Recapture  Offer") which states,  with respect to each such  prospective  assignment  or  subletting,  all of the relevant  terms and conditions  upon which  Tenant is  willing to assign  this Lease or sublet the
Premises,  or any portion  thereof,  whichever  may be  applicable,  and which shall be deemed an offer under the terms and conditions  contained in Tenant's
Recapture Offer (i) with respect to a prospective  assignment,  to assign this
Lease to  Landlord  without  any  payment  of  moneys  or other  consideration therefor,  or, (ii) with  respect to a  prospective  subletting,  to sublet to
Landlord the portion of the Premises involved  ("Leaseback  Area") on the same terms,  covenants and conditions  (including provisions relating to escalation rents) as are contained  therein and as are  allocable  and  applicable to the portion of the Premises to be covered by such subletting.  Tenant's  Recapture
Offer shall  specify the date when the Leaseback  Area will be made  available to Landlord,  which date shall be in no event earlier than sixty (60) days nor later than one hundred  eighty (180) days following the acceptance of Tenant's
Recapture Offer (the "Recapture  Date").  If an offer of sublease is made, and if the  proposed  sublease  will  result  in all or  substantially  all of the
Premises  being  sublet for the  balance or  substantially  the balance of the
Term,  then Landlord  shall have the option to extend the term of its proposed sublease  for the  balance  of the  term  of  this  Lease  less  one (1)  day.
Landlord  shall  have a period of ninety  (90) days from the  receipt  of such
Tenant's  Recapture Offer to either accept or reject Tenant's  Recapture Offer or to terminate this Lease.

            4.03. If Landlord  exercises  its option to terminate  this Lease, then (i) the term of this Lease shall end at the  election of Landlord  either
(x) if  known,  on the date  that  such  assignment  or  sublet  was to become effective or commence,  as the case may be, or (y) on the  Recapture  Date and
(ii) Tenant  shall  surrender to Landlord and vacate the Premises on or before such date in the same  condition as is otherwise  required upon the expiration of this Lease by its terms,  (iii) the Rent and Additional  Rent due hereunder shall be paid and  apportioned  to such date,  and (iv) Landlord shall be free to lease the Premises  (or any portion  thereof) to any  individual  or entity including, without limitation, Tenant's proposed assignee or subtenant.

            4.04. If Landlord shall accept Tenant's  Recapture  Offer,  Tenant shall then execute and deliver to Landlord,  or to anyone  designated or named by Landlord,  an assignment or sublease, as the case may be, in either case in a form reasonably satisfactory to Landlord's counsel.

                  If a sublease is so made it shall expressly:

            (i)   permit  Landlord  to make  further  subleases  of all or any part of the  Leaseback  Area and (at no cost or expense to Tenant) to make and authorize any and all changes, alterations,  installations and improvements in such space as necessary;

            (ii)  provide  that  Tenant  will at all times  permit  reasonably appropriate means of ingress to and egress from the Leaseback Area;

            (iii) negate  any  intention  that the estate  created  under such sublease be merged with any other estate held by either of the parties;

            (iv)  provide that Landlord  shall accept the  Leaseback  Area "as is" except that  Landlord,  at Tenant's  expense,  shall perform all such work and make all such  alterations  as may be required  physically to separate the
Leaseback  Area  from the  remainder  of the  Premises  and to  permit  lawful occupancy,  it being  intended that Tenant shall have no other cost or expense in connection with the subletting of the Leaseback Area;

            (v)   provide that at the  expiration of the term of such sublease
Tenant will accept the Leaseback Area in its then existing condition,  subject to the  obligations  of  Landlord  to  make  such  repairs  thereto  as may be necessary  to  preserve  the  Leaseback  Area in  good  order  and  condition, ordinary wear and tear excepted.

            4.05  Landlord shall  indemnify and save Tenant  harmless from all obligations  under this Lease as to the  Leaseback  Area  during the period of time it is so sublet,  except for Fixed Annual Rent and  Additional  Rent,  if any,  due  under  the  within  Lease,  which  are in  excess  of the rents and
additional   sums  due  under  such   sublease.   Subject  to  the  foregoing,
performance  by Landlord,  or its designee,  under a sublease of the Leaseback
Area shall be deemed  performance  by Tenant of any similar  obligation  under this Lease and any default  under any such  sublease  shall not give rise to a default under a similar  obligation  contained in this Lease, nor shall Tenant be  liable  for any  default  under  this  Lease or  deemed  to be in  default hereunder if such default is  occasioned by or arises from any act or omission of the tenant under such  sublease or is  occasioned by or arises from any act or omission of any occupant holding under or pursuant to any such sublease.

            4.06  If  Tenant  requests   Landlord's   consent  to  a  specific
assignment or subletting,  it shall submit in writing to Landlord (i) the name and  address of the  proposed  assignee  or  sublessee,  (ii) a duly  executed counterpart  of the  proposed  agreement  of  assignment  or  sublease,  (iii)
reasonably  satisfactory  information  as to the nature and  character  of the business of the  proposed  assignee or  sublessee  and as to the nature of its proposed  use of the  space,  and (iv)  banking,  financial  or  other  credit
information   relating  to  the  proposed  assignee  or  sublessee  reasonably sufficient to enable  Landlord to determine the financial  responsibility  and character of the proposed assignee or sublessee.

            4.07. If  Landlord  shall  not have  accepted  Tenant's  Recapture
Offer and Landlord shall not have  terminated  this Lease,  as provided for in
Section 4.02 hereof,  then  Landlord will not  unreasonably  withhold or delay its consent to Tenant's  request for consent to such  specific  assignment  or subletting  for the use  permitted  under this Lease,  provided  that any such assignment or subletting  shall (i) have economic terms that shall not vary by more than five (5%)  percent  from the  economic  terms  contained in Tenant's
Recapture  Offer,  (ii) be for a term  expiring not more than three (3) months before or beyond the term designated in Tenant's  Recapture Offer and upon all of the material  terms and conditions  set forth in Tenant's  Recapture  Offer
(iii) comply with all other applicable  provisions of this Article (and in the event that the economic  terms and/or the term of such proposed  subletting or assignment,  as the case may be, vary from the economic  terms and/or the term contained in Tenant's  Recapture  Offer beyond the  variances set forth above, then  Tenant's  request  for  consent  shall be  deemed  to  constitute  a new
Tenant's Recapture Offer to Landlord under the terms and conditions  contained in the proposed  sublease or  assignment,  as the case may be, with respect to which  all of the  provisions  of this  Article  4  shall  again  apply),  and provided further that:

            (i)   The Premises shall not,  without  Landlord's  prior consent,
have  been  listed  or  otherwise   publicly   advertised  for  assignment  or
subletting  at a rental  rate lower than the then  prevailing  rental rate for other space in the Building;

            (ii)  The proposed  assignee or  subtenant  shall have a financial standing, be of a character,  be engaged in a business, and propose to use the
Premises,  in a manner  consistent  with the permitted use and in keeping with the standards of the Building;

            (iii) The  proposed  assignee  or  subtenant  shall  not then be a tenant,  subtenant,  assignee or occupant  of any space in the  Building,  nor shall the  proposed  assignee or subtenant be a person or entity who has dealt with Landlord or Landlord's  agent (directly or through a broker) with respect to space in the  Building  during  the six (6)  months  immediately  preceding
Tenant's request for Landlord's consent;

            (iv)  The  character  of  the  business  to be  conducted  in  the
Premises  by the  proposed  assignee  or  subtenant  shall  not be  likely  to increase  operating  expenses  or the burden on  existing  cleaning  services, elevators or other services and/or systems of the Building;

            (v)   In case of a subletting,  the  subtenant  shall be expressly subject to all of the  obligations  of Tenant under this Lease and the further
condition  and   restriction   that  such  sublease  shall  not  be  assigned,
encumbered  or otherwise  transferred  or the Premises  further  sublet by the subtenant in whole or in part,  or any part  thereof  suffered or permitted by the  subtenant  to be used or  occupied by others,  without the prior  written consent of Landlord in each instance;

            (vi)  No  subletting  shall end later  than one (1) day before the
Expiration  Date nor shall any  subletting  be for a term of less than one (1)
year unless it commences less than one (1) year before the Expiration Date;

            (vii) At no time  shall  there be more than  three (3)  occupants, including Tenant, in the Premises;

            (viii)      Tenant  shall  reimburse  Landlord  on demand  for any
reasonable costs,  including  attorneys' fees and  disbursements,  that may be incurred by Landlord in connection with said assignment or sublease;

            (ix)  The  character  of  the  business  to be  conducted  in  the
Premises  by  the  proposed  assignee  or  subtenant  shall  not  require  any alterations, installations,  improvements, additions or other physical changes to be performed,  or made to, any portion of the Building or the Real Property other than the Premises; and

            (x)   The proposed  assignee or subtenant  shall not be any entity which is entitled to diplomatic or sovereign  immunity or which is not subject to service of process in the State of New York or to the  jurisdiction  of the courts  of the State of New York and the  United  States  located  in New York
County.

            4.08  Any consent of Landlord  under this Article shall be subject to the terms of this  Article and  conditioned  upon there being no default by
Tenant,  beyond  any grace  period,  under  any of the  terms,  covenants  and conditions  of this  Lease at the time  that  Landlord's  consent  to any such subletting or assignment is requested and on the date of the  commencement  of the  term of any  proposed  sublease  or the  effective  date of any  proposed assignment.  Tenant  acknowledges  and agrees that no assignment or subletting shall be effective  unless and until  Tenant,  upon  receiving  any  necessary
Landlord's  written  consent  (and  unless  it was  theretofore  delivered  to
Landlord)  causes a duly  executed  copy of the sublease or  assignment  to be delivered to Landlord within ten (10) days after execution  thereof.  Any such sublease  shall  provide that the sublessee  shall comply with all  applicable terms and  conditions  of this Lease to be performed by the Tenant  hereunder.
Any such  assignment of this Lease shall contain an assumption by the assignee of all of the terms,  covenants  and  conditions of this Lease to be performed by the Tenant.  In addition to the foregoing,  as a condition to such consent, in the event that  either the net worth or ratio of current  assets to current liabilities  (exclusive  of good will) of Tenant as of the  effective  date of the  sublease  or  assignment  is less than the net worth or ratio of  current assets to  current  liabilities  (exclusive  of good will) of Tenant as of the
Commencement Date,  Landlord may require Tenant to deposit additional security in an amount  equal to fifty  (50%)  percent of the  security  then on deposit with Landlord  hereunder in order to secure  performance of the obligations of
Tenant accruing from and after the commencement  date of any proposed sublease or the effective date of any proposed assignment.

            4.09  A.    Anything   hereinabove   contained   to  the  contrary
notwithstanding,  the  "recapture"  provisions of this Article shall not apply to, and  Landlord's  consent  shall not be required for, an assignment of this
Lease,  or  sublease  of all or part of the  Premises  for the uses  permitted hereunder,  to a Related  Entity,  provided  that (i)  Landlord is given prior notice  thereof and reasonably  satisfactory  proof that the  requirements  of this  Lease  have  been met and  Tenant  agrees to  remain  primarily  liable, jointly and severally,  with any transferee or assignee,  for the  obligations of Tenant  under  this  Lease,  (ii) any such  transaction  complies  with the provisions of this Article  (other than those  related to  Landlord's  consent and  recapture  rights),  and  (iii) in  Landlord's  reasonable  judgment  the proposed  assignee or subtenant is engaged in a business and the Premises,  or the relevant  part  thereof,  will be used in a manner which (x) is in keeping with the  standards  of the  Building  and (y) would not  adversely  affect or increase Landlord's cost in the operation of the Building.

                  B.    For purposes of this Article:

                  (i)  a  "Related  Entity"  shall  mean  (x)  a  wholly-owned subsidiary  of  Tenant  or any  corporation  or entity  which  controls  or is controlled by Tenant or is under common  control with Tenant or (y) any entity
(i) to which  substantially  all the assets of Tenant are  transferred or (ii)
into which Tenant may be merged or consolidated,  provided that in either such case both the net worth and ratio of  current  assets to  current  liabilities
(exclusive  of good will) of such  transferee or of the resulting or surviving corporation or other business entity,  as the case may be, as certified by the certified public  accountants of such transferee or the resulting or surviving business entity in accordance with generally accepted  accounting  principles, consistently  applied,  is not less  than  Tenant's  net  worth  and  ratio of current  assets  to  current  liabilities  (exclusive  of  good  will),  as so certified,  as of (a) the Commencement  Date or (b) the day immediately  prior to such transaction, whichever is greater; and

            (ii) the term  "control"  shall mean, in the case of a corporation or other entity,  ownership or voting control,  directly or indirectly,  of at least  fifty  (50%)  percent of all of the  general or other  partnership  (or similar) interests therein.

            4.10  If  Landlord  shall  not have  accepted  Tenant's  Recapture
Offer  hereunder  and Landlord has not elected to  terminate  this Lease,  and
Tenant effects any assignment or subletting,  then Tenant thereafter shall pay to  Landlord  a sum equal to (a) any rent or other  consideration  payable  to
Tenant  by any  subtenant  which is in  excess  of the rent  allocable  to the subleased  space  which is then being paid by Tenant to  Landlord  pursuant to the terms  hereof,  and (b) any other  profit or gain  realized by Tenant from any such  subletting  or  assignment.  In computing  such excess amount and/or profit or gain,  any  advertising,  legal  expenses and brokerage  commissions
reasonably   incurred  by  Tenant  in  connection   with  such  assignment  or
subleasing  shall be deducted on an amortized  basis (i.e.,  in equal  monthly installments) over the balance of the term of the sublease,  in the event of a subletting, or this Lease, in the event of an assignment.

            4.11. In no event  shall  Tenant be  entitled  to make,  nor shall
Tenant make, any claim,  and Tenant hereby waives any claim, for money damages
(nor shall Tenant claim any money damages by way of set-off,  counterclaim  or defense)  based  upon any claim or  assertion  by  Tenant  that  Landlord  has unreasonably  withheld  or  unreasonably  delayed its consent or approval to a proposed  assignment or  subletting as provided for in this Article.  Tenant's sole remedy shall be an action or  proceeding  to enforce any such  provision, or for specific performance, injunction or declaratory judgment.

                                   ARTICLE 5

                                   DEFAULT

            5.01  Landlord may terminate  this Lease on ten (10) days' notice:
(a) if Rent or  Additional  Rent is not  paid  within  seven  (7)  days  after written  notice from  Landlord;  or (b) if Tenant  shall have failed to cure a default in the  performance  of any covenant of this Lease (except the payment of Rent), or any rule or regulation  hereinafter set forth, within twenty (20)
days after  written  notice  thereof from  Landlord,  or if default  cannot be completely  cured in such time,  if Tenant shall not promptly  proceed to cure such  default  within said twenty (20) days,  or shall not complete the curing of such default with due  diligence;  or (c) when and to the extent  permitted by law, if a petition in bankruptcy  shall be filed by or against Tenant or if
Tenant  shall  make a general  assignment  for the  benefit of  creditors,  or receive  the  benefit of any  insolvency  or  reorganization  act; or (d) if a receiver or trustee is  appointed  for any portion of  Tenant's  property  and such  appointment  is  not  vacated  within  twenty  (20)  days;  or (e) if an execution or  attachment  shall be issued  under which the  Premises  shall be taken or occupied or  attempted  to be taken or occupied by anyone  other than
Tenant;  or (f) if Tenant  shall  default  beyond any grace  period  under any other lease  between  Tenant and Landlord.  At the  expiration of the ten (10)
day notice period,  this Lease and any rights of renewal or extension  thereof shall  terminate as completely as if that were the date  originally  fixed for the  expiration  of the Term of this Lease,  but Tenant shall remain liable as hereinafter provided.

            5.02  In the event  that  Tenant is in  arrears  for Fixed  Annual
Rent or any item of  Additional  Rent,  Tenant  waives its right,  if any,  to designate the items  against which  payments made by Tenant are to be credited and  Landlord  may apply  any  payments  made by  Tenant  to any  items  which
Landlord in its sole  discretion may elect  irrespective of any designation by
Tenant as to the items against which any such payment should be credited.

            5.03  Tenant  shall  not seek to  remove  and/or  consolidate  any summary  proceeding brought by Landlord with any action commenced by Tenant in connection with this Lease or Tenant's use and/or occupancy of the Premises.

            5.04  In  the  event  of  a  default  by  Landlord  hereunder,  no property or assets of Landlord,  or any  principals,  shareholders,  officers, directors,  partners or members of Landlord, whether disclosed or undisclosed, other than the  Building in which the  Premises  are located and the land upon which the Building is situated,  shall be subject to levy,  execution or other enforcement  procedure for the satisfaction of Tenant's remedies under or with respect to this Lease,  the  relationship of Landlord and Tenant  hereunder or
Tenant's use and occupancy of the Premises.

                                   ARTICLE 6

                               RELETTING, ETC.

            6.01  If Landlord  shall  re-enter  the Premises on the default of
Tenant,  by summary  proceedings  or  otherwise:  (a)  Landlord may re-let the
Premises or any part thereof,  as Tenant's agent, in the name of Landlord,  or otherwise,  for a term  shorter or longer than the balance of the term of this
Lease,  and may grant  concessions or free rent; (b) Tenant shall pay Landlord any  deficiency  between  the rent hereby  reserved  and the net amount of any rents  collected by Landlord  for the  remaining  term of this Lease,  through such re-letting.  Such deficiency shall become due and payable monthly,  as it is determined.  Landlord shall have no obligation to re-let the Premises,  and its  failure or refusal  to do so, or failure to collect  rent on  re-letting, shall not affect  Tenant's  liability  hereunder.  In computing the net amount of rents collected  through such re-letting,  Landlord may deduct all expenses incurred in obtaining  possession or re-letting the Premises,  including legal expenses  and fees,  reasonable  brokerage  fees,  the cost of  restoring  the
Premises  to good  order,  and the  reasonable  cost  of all  alterations  and decorations  deemed  necessary by Landlord to effect  re-letting.  In no event shall  Tenant be entitled to a credit or repayment  for rerental  income which exceeds the sums  payable by Tenant  hereunder  or which covers a period after the  original  term of this  Lease;  (c) Tenant  hereby  expressly  waives any right of  redemption  granted by any  present or future  law.  "Re-enter"  and
"re-entry" as used in this Lease are not restricted to their  technical  legal meaning.  In  the  event  of a  breach  or  threatened  breach  of  any of the covenants or provisions  hereof,  Landlord shall have the right of injunction.
Mention herein of any particular  remedy shall not preclude  Landlord from any other available remedy; (d) Landlord shall recover as liquidated  damages,  in addition to accrued  rent and other  charges,  if  Landlord's  re-entry is the result of Tenant's bankruptcy,  insolvency, or reorganization, the full rental for the maximum period  allowed by any act relating to bankruptcy,  insolvency or reorganization.

            6.02  If Landlord  re-enters  the  Premises  for any cause,  or if
Tenant  abandons the  Premises,  or after the  expiration  of the term of this
Lease,  any  property  left in the  Premises by Tenant shall be deemed to have been  abandoned  by  Tenant,  and  Landlord  shall have the right to retain or dispose of such  property  in any manner  without  any  obligation  to account therefor to Tenant.  If Tenant  shall at any time  default  hereunder,  and if
Landlord shall institute an action or summary  proceeding against Tenant based upon such default,  then Tenant will reimburse Landlord for the legal expenses and fees thereby incurred by Landlord.

                                   ARTICLE 7

                          LANDLORD MAY CURE DEFAULTS

            7.01  If Tenant  shall  default  in  performing  any  covenant  or condition  of this  Lease,  Landlord  may  perform the same for the account of
Tenant, and if Landlord,  in connection  therewith,  or in connection with any default by Tenant,  makes any  expenditures  or incurs any obligations for the payment of money,  including  but not limited to reasonable  attorney's  fees, such sums so paid or  obligations  incurred  shall be deemed to be  Additional
Rent  hereunder,  and shall be paid by Tenant to Landlord within five (5) days of  rendition of any bill or statement  therefor,  and if Tenant's  lease term shall  have  expired  at the  time  of the  making  of  such  expenditures  or incurring of such  obligations,  such sums shall be recoverable by Landlord as damages.

                                   ARTICLE 8

                                 ALTERATIONS

            8.01  Tenant shall make no alteration,  addition or improvement in the Premises,  without the prior written consent of Landlord, and then only by contractors  or  mechanics  and  in  such  manner  and  time,  and  with  such
materials,   as  approved  by   Landlord.   All   alterations,   additions  or
improvements to the Premises,  including  air-conditioning  equipment and duct work,  except movable office  furniture and trade  equipment  installed at the expense of Tenant, shall, unless Landlord elects otherwise in writing,  become the property of Landlord,  and shall be surrendered with the Premises,  at the expiration  or  sooner  termination  of the term of this  Lease.  Except  with respect to Tenant's Initial  Alteration Work (hereinafter  defined),  any such alterations,  additions and improvements  which Landlord shall designate shall be removed by Tenant and any damage repaired,  at Tenant's  expense,  prior to the  expiration of this Lease.  Landlord  shall make such  designation  at the time  that  consent  to such  alteration,  addition  or  improvement  is given provided  that Tenant  attaches,  as part of its request for such  consent,  a separate written notice  specifically  referencing this provision and advising
Landlord  that  Landlord is required to make such  designation  as part of any such consent given by Landlord hereunder.

            8.02  Anything   hereinabove  to  the  contrary   notwithstanding,
Landlord will not unreasonably  withhold or delay approval of written requests
of  Tenant  to  make  nonstructural   interior   alterations,   additions  and
improvements  (herein referred to as "Alterations") in the Premises,  provided that  such  Alterations  do  not  affect  utility  services  or  plumbing  and electrical  lines or other  systems of the  Building and do not affect and are not visible  from any portion of the  Building  outside of the  Premises.  All
Alterations shall be performed in accordance with the following conditions:

            (i)   Prior to the  commencement of any  Alterations  costing more than $20,000.00 or requiring a building  permit,  Tenant shall first submit to
Landlord  for  its  approval  detailed   dimensioned   coordinated  plans  and
specifications,   including  layout,  architectural,  mechanical,  electrical, plumbing  and  structural  drawings  for each  proposed  Alteration.  Landlord shall be given, in writing, a good description of all other Alterations.

            (ii)  All  Alterations  in and to the Premises  shall be performed in a good and workmanlike  manner and in accordance with the Building's  rules and regulations  governing  Tenant  Alterations.  Prior to the commencement of any such Alterations,  Tenant shall, at its sole cost and expense,  obtain and exhibit to Landlord any  governmental  permit required in connection with such
Alterations.  In order to compensate  Landlord for its general  conditions and the costs  incurred by Landlord in  connection  with Tenant's  performance  of
Alterations  in and/or to the Premises  (including,  without  limitation,  the costs incurred by Landlord in connection with the  coordination of Alterations which may affect  systems or  services  of the  Building  or  portions  of the
Building  outside of the  Premises),  Tenant shall pay to Landlord a fee equal to five (5%) percent of the cost of such Alterations  (excluding (a) the costs of decorations,  paint,  and wallpaper and (b) Alterations  performed by or on behalf of Tenant in the  Premises  within the first one  hundred  fifty  (150)
days of the  Term in  order to  prepare  the  Premises  for  Tenant's  initial occupancy  thereof).  Such fee  shall be paid by  Tenant  as  Additional  Rent hereunder within ten (10) days following receipt of an invoice therefor.

            (iii) All  Alterations  shall be done in compliance with all other applicable provisions of this Lease and with all applicable laws,  ordinances,
directions,   rules  and  regulations  of  governmental   authorities   having
jurisdiction,  including,  without limitation, the Americans with Disabilities
Act of 1990 and New York City  Local  Law No.  57/87 and  similar  present  or future laws, and regulations  issued pursuant thereto,  and also New York City
Local Law No. 76 and similar  present or future laws, and  regulations  issued pursuant  thereto,  on  abatement,  storage,  transportation  and  disposal of asbestos and other  hazardous  materials,  which work,  if required,  shall be effected at Tenant's sole cost and expense,  by  contractors  and  consultants approved by Landlord and in strict  compliance  with the  aforesaid  rules and
regulations   and   with   Landlord's    rules   and   regulations    thereon.
Notwithstanding   the  foregoing,   Landlord  shall:   (a)  remove,   enclose,
encapsulate or otherwise  manage to the extent  required by applicable law any
deteriorated   asbestos   or   deteriorated    asbestos-containing    material
(collectively,  "Deteriorated  ACM") located  within the  Premises;  provided, however,  that  notwithstanding  anything  contained  in  this  Lease  to  the contrary,  Tenant shall remove, enclose,  encapsulate or otherwise manage such
Deteriorated  ACM as required by applicable  law to the extent that (i) Tenant
(x) disturbed such  Deteriorated ACM or caused such Deteriorated ACM to become friable by the  performance  of any work or  Alterations in or to the Premises or (y)  installed the same,  or (ii) such  Deteriorated  ACM consists of vinyl asbestos tiles;  and (b) prior to the  Commencement  Date, cure any violations of record with respect to the  alterations  and  improvements  existing within
Premises not caused by Tenant.

            (iv)  All work  shall be  performed  with union  labor  having the proper jurisdictional qualifications.

            (v)   Tenant shall keep the  Building  and the  Premises  free and clear of all liens for any work or material  claimed to have been furnished to
Tenant or to the Premises.

            (vi)  Prior  to the  commencement  of any  work by or for  Tenant,
Tenant shall furnish to Landlord certificates  evidencing the existence of the following insurance:

                  (a)   Workmen's  compensation insurance covering all persons
employed for such work and with respect to whom death or bodily  injury claims could be asserted against Landlord, Tenant or the Premises.

                  (b)   Broad form general  liability  insurance written on an
occurrence  basis  naming  Tenant as an insured  and naming  Landlord  and its designees  as  additional  insureds,  with limits of not less than  $3,000,000 combined  single limit for  personal  injury in any one  occurrence,  and with limits of not less than  $500,000 for property  damage (the  foregoing  limits may be  revised  from  time to time by  Landlord  to  such  higher  limits  as
Landlord  from time to time  reasonably  requires).  Tenant,  at its sole cost and expense,  shall cause all such insurance to be maintained at all time when the work to be performed for or by Tenant is in progress.  All such  insurance shall be  obtained  from a company  authorized  to do business in New York and shall  provide  that it cannot be  canceled  without  thirty  (30) days  prior written notice to Landlord. All polices, or certificates  therefor,  issued by the insurer and bearing  notations  evidencing the payment of premiums,  shall be delivered to  Landlord.  Blanket  coverage  shall be  acceptable,  provided that  coverage  meeting  the  requirements  of this  paragraph  is assigned to
Tenant's location at the Premises.

            (vii) In granting  its  consent to any  Alteration,  Landlord  may impose such  conditions  as to guarantee  of  completion  (including,  without limitation,  requiring Tenant to post additional  security or a bond to insure the completion of such  Alterations,  payment,  restoration or otherwise),  as
Landlord  may  reasonably  require,  in the event that either the net worth or ratio of current  assets to current  liabilities  (exclusive  of good will) of
Tenant as of the date upon which such  consent is  requested  is less than the net worth or ratio of current  assets to  current  liabilities  (exclusive  of good will) of Tenant.

            (viii)      All work to be  performed by Tenant shall be done in a
manner which will not  interfere  with or disturb  other tenants and occupants of the Building.

            (xi)  The  review  and/or   approval  by  Landlord,   its  agents,
consultants   and/or   contractors,   of  any   Alteration  or  of  plans  and
specifications  therefor and the coordination of such Alteration work with the
Building,  as described in part above, are solely for the benefit of Landlord, and neither Landlord nor any of its agents,  consultants or contractors  shall have  any  duty  toward  Tenant;  nor  shall  Landlord  or any of its  agents, consultants  and/or  contractors be deemed to have made any  representation or warranty  to  Tenant,  or have any  liability,  with  respect  to the  safety, adequacy,  correctness,  efficiency or  compliance  with laws of any plans and specifications, Alterations or any other matter relating thereto.

            (x)   Promptly   following  the  substantial   completion  of  any
Alterations requiring a building permit, Tenant shall submit to Landlord:  (a)
one (1) sepia  and one (1) copy on floppy  disk  (using a current  version  of
Autocad or such other  similar  software as is then commonly in use) of final,
"as-built"   plans  for  the  Premises   showing  all  such   Alterations  and
demonstrating   that  such   Alterations   were  performed   substantially  in
accordance  with plans and  specifications  first approved by Landlord and (b)
an itemization of Tenant's total construction  costs,  detailed by contractor, subcontractors,  vendors and materialmen;  bills,  receipts,  lien waivers and releases  from  all  contractors,  subcontractors,  vendors  and  materialmen;
architects' and Tenant's certification of completion,  payment and acceptance, and all  governmental  approvals  and  confirmations  of  completion  for such
Alterations.

                                   ARTICLE 9

                                    LIENS

            9.01  Prior to  commencement  of its work in the Premises,  Tenant shall  obtain and deliver to Landlord a written  letter of  authorization,  in form satisfactory to Landlord's counsel,  signed by all architects,  engineers and  designers to become  involved in such work,  which shall confirm that any
of  their   drawings  or  plans  are  to  be  removed  from  any  filing  with governmental  authorities  on  request  of  Landlord,  in the event  that said architect,  engineer or designer  thereafter  no longer is providing  services with respect to the  Premises.  With respect to  contractors,  subcontractors, materialmen  and laborers,  and architects,  engineers and designers,  for all work or materials to be furnished to Tenant at the Premises,  Tenant agrees to obtain and deliver to Landlord written and  unconditional  waiver of mechanics liens upon the Premises or the  Building  after  payments to the  contractors,
etc.,   subject  to  any  then   applicable   provisions   of  the  Lien  Law.
Notwithstanding  the  foregoing,  Tenant at its  expense  shall cause any lien filed against the Premises or the Building,  for work or materials  claimed to have been  furnished to Tenant,  to be discharged of record within twenty (20)
days after notice thereof.

                                   ARTICLE 10

                                   REPAIRS

            10.01 Tenant  shall  take  good  care  of  the  Premises  and  the fixtures and  appurtenances  therein,  and shall make all repairs necessary to keep them in good working order and condition,  including  structural  repairs when those are  necessitated  by the act,  omission or negligence of Tenant or its agents, employees,  invitees or contractors,  subject to the provisions of
Article 11 hereof.  During the term of this Lease,  Tenant may have the use of
any  air-conditioning   equipment  servicing  the  Premises,  subject  to  the
provisions  of Article 35 of this  Lease,  and shall  reimburse  Landlord,  in accordance  with  Article 41 of this Lease,  for  electricity  consumed by the equipment.  The  exterior  walls and  roofs of the  Building,  the  mechanical rooms,  service closets,  shafts, areas above any hung ceiling and the windows and the  portions  of all  window  sills  outside  same  are  not  part of the
Premises  demised by this Lease,  and Landlord  hereby  reserves all rights to such  parts of the  Building.  Tenant  shall not paint,  alter,  drill into or otherwise change the appearance of the windows including,  without limitation, the sills, jambs, frames, sashes, and meeting rails.

                                   ARTICLE 11

                            FIRE OR OTHER CASUALTY

            11.01 Damage by fire or other  casualty to the Building and to the core  and  shell  of the  Premises  (excluding  the  tenant  improvements  and betterments and Tenant's  personal  property) shall be repaired at the expense of Landlord  ("Landlord's  Restoration  Work"),  but without  prejudice to the rights of subrogation,  if any, of Landlord's insurer to the extent not waived herein.  Landlord  shall not be  required to repair or restore any of Tenant's property or any  alteration,  installation  or leasehold  improvement  made in and/or to the  Premises.  If, as a result of such damage to the Building or to the core and shell of the  Premises,  the Premises are rendered  untenantable, the Rent shall abate in  proportion  to the portion of the Premises not usable by  Tenant  from the  date of such  fire or other  casualty  until  Landlord's
Restoration Work is substantially  completed.  Landlord shall not be liable to
Tenant for any delay in performing Landlord's  Restoration Work, Tenant's sole remedy  being the right to an  abatement of rent,  as provided  above.  Tenant shall  cooperate with Landlord in connection  with the performance by Landlord
of  Landlord's   Restoration   Work.  If  the  Premises  are  rendered  wholly
untenantable  by fire or other  casualty  and if Landlord  shall decide not to restore the  Premises,  or if the Building  shall be so damaged that  Landlord shall  decide to demolish it or not to rebuild it (whether or not the Premises have been  damaged),  Landlord may within  ninety (90) days after such fire or other cause give  written  notice to Tenant of its  election  that the term of this Lease  shall  automatically  expire no less than ten (10) days after such notice is given.  Notwithstanding  the foregoing,  each party shall look first to any  insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty,  and to the extent that such insurance is in force and  collectible  and to the extent permitted  by law,  Landlord  and Tenant each hereby  releases  and waives all right of recovery  against the other or any one claiming through or under each of them by way of subrogation or otherwise.  The foregoing  release and waiver shall be in force only if both releasors'  insurance policies contain a clause providing  that such a release or waiver shall not  invalidate  the  insurance and also,  provided  that such a policy  can be  obtained  without  additional premiums.  Tenant  hereby  expressly  waives the  provisions of Section 227 of the Real  Property  Law and  agrees  that  the  foregoing  provisions  of this
Article shall govern and control in lieu thereof.

            11.02 In  the  event  that  the   Premises  has  been  damaged  or
destroyed  and this  Lease  has not been  terminated  in  accordance  with the provisions  of this Article,  Tenant shall (i) cooperate  with Landlord in the restoration  of the Premises and shall remove from the Premises as promptly as reasonably possible all of Tenant's salvageable inventory,  movable equipment, furniture  and  other  property  and (ii)  repair  the  damage  to the  tenant improvements  and betterments and Tenant's  personal  property and restore the
Premises  within one hundred  eighty (180) days  following the date upon which the core and shell of the Premises shall have been  substantially  repaired by
Landlord.

            11.03 For  purposes  of this  Section  11.03,  a "Major  Casualty"
shall mean damage or destruction  (i) to the core and shell of the Premises or
(ii) the Building to the extent that Tenant's  access to the Premises has been substantially  impaired.  Provided  that  Landlord does not elect to terminate this Lease in accordance with the provisions of this Article,  in the event of a Major Casualty,  if: (i) there has been substantial damage or destruction to any  portion  or  portions  of  the  Building  and  Landlord  shall  not  have substantially  restored Tenant's access to the Premises within ten (10) months from the date of such Major  Casualty,  or within such period  after such date
(not exceeding three (3) months) as shall equal the aggregate  period Landlord may have  been  delayed  in  doing so by  reasons  of Force  Majeure  (defined below);  or (ii) if damage  is  confined  substantially  to the  Premises  and
Landlord  shall not have  substantially  completed  the making of the required repairs to the core and shell of the Premises  within ten (10) months from the date of such  Major  Casualty,  or within  such  period  after  such date (not exceeding  three (3) months) as shall equal the aggregate  period Landlord may have been delayed in doing so by reasons of Force  Majeure,  then, and in such event,  Tenant may elect to terminate this Lease upon giving written notice to
Landlord  within  thirty  (30) days after the end of such  twelve (12) or nine
(9)  month  period,  as the case may be,  and as the same may be  extended  in accordance  with  the  provisions  hereof,  and the term of this  Lease  shall expire on the date set forth  therein which shall be not less than thirty (30)
days after the date such notice is given (the  "Cancellation  Date")  provided that  Landlord  does not  substantially  complete the required  repairs to the
Building or to the core and shell of the  Premises,  as the case may be, prior to the  Cancellation  Date.  For  purposes of this  Article,  "Force  Majeure"
shall mean the inability of Landlord to perform an obligation  accruing  under this  Article  by reason of  accidents,  strikes,  the  inability  to secure a proper supply of fuel,  gas,  steam,  water,  electricity,  labor or supplies, governmental  restrictions,  regulations or controls or by reason of any other similar cause beyond the reasonable control of Landlord.

                                   ARTICLE 12

                                 END OF TERM

            12.01 Tenant  shall  surrender  the  Premises  to  Landlord at the expiration or sooner  termination  of this Lease in good order and  condition, except for reasonable wear and tear and damage by fire or other casualty,  and
Tenant  shall  remove all of its  property.  In the event that Tenant fails to surrender  possession  of the  Premises  to Landlord  within  thirty (30) days after the date of the  expiration  or sooner  termination  of the Term of this
Lease,  in addition to all other remedies  provided for herein,  in equity and at law,  Tenant  agrees that it shall  indemnify  and save  Landlord  harmless against all costs,  claims,  loss or liability  resulting from delay by Tenant in so surrendering the Premises,  including,  without  limitation,  any claims made by any  succeeding  tenant founded on such delay.  The parties  recognize and agree that the damage to  Landlord  resulting  from any  failure by Tenant timely to surrender the Premises will be  substantial,  will exceed the amount of monthly Rent  theretofore  payable  hereunder,  and will be  impossible  of accurate  measurement.  Tenant  therefore  agrees  that if  possession  of the
Premises is not  surrendered to Landlord  within one (1) day after the date of the expiration or sooner  termination  of the Term of this Lease,  then Tenant will pay  Landlord as  liquidated  damages for each month and for each portion of any month during which Tenant holds over in the Premises  after  expiration or  termination  of the Term of this  Lease,  a sum equal to two (2) times the average Rent and Additional  Rent which was payable per month under this Lease during  the last six months of the Term  thereof.  The  aforesaid  obligations shall  survive  the  expiration  or  sooner  termination  of the  Term of this
Lease.  At any time  during the Term of this Lease,  Landlord  may exhibit the
Premises to  prospective  purchasers  or  mortgagees  of  Landlord's  interest therein.  During  the  last  year  of the  term of this  Lease,  Landlord  may exhibit the Premises to prospective tenants.

                                   ARTICLE 13

                       SUBORDINATION AND ESTOPPEL, ETC.

            13.01 This Lease is and shall be subject  and  subordinate  to all present and future ground  leases,  underlying  leases and to all subleases of the  entire  premises  demised  by  that  certain  ground  lease  (hereinafter referred to as the "Mesne  Lease") dated December 30, 1957 and recorded in the office of the  Register  of the City of New York in the  County of New York on
December  31,  1957,  in Liber  5024 of  Conveyances,  Page  430 of which  the premises  hereby  demised  form a part (the Mesne Lease and any or all present and  future  ground  leases  underlying  leases  and  subleases  of the entire premises  demised by the Mesne Lease are hereunder  referred to as the "ground leases" and the lessors and lessees  thereunder  are  hereinafter  referred to respectively  as  the  "ground  lessors"  and  "ground  lessees"  ) and to all renewals,  modifications,  replacements  and  extensions of the ground leases, and to all present and future  mortgages  affecting  such ground  leases (such mortgages are  hereinafter  referred to as the  "mortgages" and the mortgagees thereunder are  hereinafter  referred to as the "the  mortgagees")  including, without  limitation,  that certain Amended and Restated Indenture of Leasehold
Mortgage,  Security  Agreement,   Financing  Statement,   Fixture  Filing  and
Assignment of Leases,  Rents and Security  Deposits,  dated as of May 21, 1999 by and between SLG Graybar  Mesne Lease LLC and SLG Graybar  Sublease  LLC, as
mortgagor,  and German American Capital Corporation,  as mortgagee, and to all renewals, modifications, replacements and extensions of the mortgages.

            13.02 Notwithstanding  the  subordination  of  this  Lease  to all ground leases and  mortgages,  this Lease shall not terminate or be terminable by Tenant by reason of the expiration or earlier  termination or  cancellation of any  ground  lease  in  accordance  with  its  terms  or by  reason  of the foreclosures  of any  mortgage,  except that this lease may be  terminated  if
Tenant is named as a party  and  served  with  process  in a summary  or other proceeding brought by the lessor under the Mesne Lease  (hereinafter  referred to as the "Mesne  Lessor") for the  possession of the premises  demised by the
Mesne Lease or the space  occupied by Tenant,  or in such  proceeding  brought with the written consent of the Mesne Lessor delivered to Tenant,  and a final order or  judgment  is entered,  and a warrant  for  possession  of such space issued and executed against the defendants or respondents in such proceedings.

            13.03 Tenant agrees that if this Lease  terminates,  expires or is canceled  for any reason or by any means  whatsoever  (other than by a summary or other  proceeding  brought by the Mesne  Lessor or with the Mesne  Lessor's written  consent  delivered to Tenant,  in which  summary or other  proceeding
Tenant is made a party and in which a final  order or  judgment is entered and warrant  for  possession  is issued and  executed  against  Tenant)  and Mesne
Lessor or a ground  lessor so elects by written  notice to Tenant,  this lease shall  automatically  be  reinstated  for the  balance of the term which would have remained but for such  termination,  expiration or  cancellation,  at the
same   rental,   and  upon  the  same   agreements,   covenants,   conditions,
restrictions and provisions herein contained,  with the same rental,  and upon the  same  agreements,  covenants,  conditions,  restrictions  and  provisions herein  contained,  with the same force and effect as if no such  termination, expiration or cancellation  had taken place.  Tenant  covenants to execute and deliver any  instrument  required to confirm  the  validity of the  foregoing.
Anything herein  contained to the contrary  notwithstanding,  this lease shall not be deemed to be  automatically  reinstated as aforesaid,  nor shall Tenant
be  obligated  to  execute  and  deliver  any   instrument   confirming   such
reinstatement,  if Tenant  has  delivered  to the Mesne  Lessor and any ground lessor  so  electing  a notice  that in  Tenant's  option  this  lease  has so terminated,  expired or been  canceled,  and neither the Mesne Lessor nor such other ground lessor has,  within thirty (30) days after receipt of such notice from  Tenant,  delivered  notice to Tenant of its  election  automatically  to reinstate this lease.

            13.04 Tenant  hereby   consents  to  any  and  all  assignment  of
Landlord's  interest  in this  Lease to any  ground  lessor  or  mortgagee  as collateral  security  for the  payment of the ground  rent or monies due under any  mortgage.  Tenant  agrees to  attorn  to and pay rent to any such  ground
lessor's  or  mortgagee  in  accordance   with  the  provisions  of  any  such
assignment.

            13.05 Tenant  agrees  that no act,  or failure to act, on the part of Landlord,  which would entitle Tenant under the terms of this Lease,  or by law to be relieved of Tenant's  obligations  hereunder  or to  terminate  this lease,  shall  result in a  release  or  termination  of such  obligations  or termination  of this lease  unless (i) Tenant  shall have first given  written notice of  Landlord's  act or failure to act to the ground  lessors  under all then  existing  ground  leases,  to all  then  existing  mortgagees  who  have
requested   such  notice  from  Tenant,   and  to  German   American   Capital
Corporation,  as  mortgagee,  at (i) 1301  Sixth  Avenue,  New York,  New York
10019, Attn.:  General Counsel,  and at (ii) Skadden,  Arps, Slate,  Meagher &
Flom,  LLP, 4 Times  Square,  New York,  New York 10036,  Attn.:  Harvey Uris,
Esq.,  specifying  the act or  failure  to act on the part of  Landlord  which could or would given basis to Tenant's  rights and (ii) the ground lessors and such  mortgagees,  after  receipt of such  notice,  have  failed or refused to correct  or  cure  the  condition  complained  of  within  a  reasonable  time thereafter  but  nothing  herein  contained  shall be  deemed  to  impose  any obligation on any ground lessor or such  mortgagee to correct or cure any such condition.

            13.06 This  Lease may not be  modified  or amended so as to reduce the rent,  shorten  the term,  or  otherwise  materially  affect the rights of
Landlord  hereunder,  or be  canceled  or  surrendered  except as  provided in
Section 13.05 this Article  without the prior written consent in each instance of the ground  lessors and of any  mortgagees  whose  mortgages  shall require such consent.  Any such  modification,  agreement,  cancellation  or surrender made without such prior written consent shall be null and void.

            13.07 From time to time,  Tenant, on at least ten (10) days' prior written request by Landlord,  shall deliver to Landlord a statement in writing certifying  that this Lease is unmodified  and in full force and effect (or if there  shall  have  been  modifications,  that the same is in full  force  and effect as modified and stating the  modifications)  and the dates to which the
Rent and other charges have been paid and stating  whether or not, to the best of Tenant's knowledge,  Landlord is in default in performance of any covenant, agreement or condition  contained  in this Lease and, if so,  specifying  each such default.  Tenant hereby  irrevocably  constitutes  and appoints  Landlord the  attorney-in-fact  of Tenant to execute,  acknowledge and deliver any such statements  or  certificates  for and on behalf  of  Tenant in the event  that
Tenant fails to so execute any such statement or  certificate  for a period of five (5) business days for notice of such default.

                                   ARTICLE 14

                                 CONDEMNATION

            14.01 If the whole or any  substantial  part of the Premises shall be  condemned  by  eminent  domain or  acquired  by private  purchase  in lieu thereof,  for any public or quasi-public  purpose,  this Lease shall terminate on the date of the vesting of title through such  proceeding or purchase,  and
Tenant shall have no claim  against  Landlord  for the value of any  unexpired portion of the Term of this  Lease,  nor shall  Tenant be entitled to any part of  the  condemnation  award  or  private  purchase  price.  If  less  than  a
substantial  part  of  the  Premises  is  condemned,   this  Lease  shall  not
terminate,  but Rent shall abate in  proportion to the portion of the Premises condemned.

                                   ARTICLE 15

                             REQUIREMENTS OF LAW

            15.01 Tenant at its expense  shall  comply  with all laws,  orders
and   regulations   of  any   governmental   authority   having  or  asserting
jurisdiction  over the Premises,  which shall impose any  violation,  order or duty upon  Landlord  or Tenant  with  respect  to the  Premises  or the use or occupancy thereof, including,  without limitation,  compliance in the Premises with all City,  State and Federal laws,  rules and regulations on the disabled or  handicapped,  on fire safety and on  hazardous  materials.  The  foregoing shall not require Tenant to do structural work to the Building.

            15.02 Tenant shall  require  every person  engaged by him to clean any window in the Premises  from the outside,  to use the equipment and safety devices  required  by  Section  202 of the  Labor  Law  and the  rules  of any governmental authority having or asserting jurisdiction.

            15.03 Tenant at its expense shall comply with all  requirements of the New York Board of Fire  Underwriters,  or any other similar body affecting the Premises,  and shall not use the Premises in a manner which shall increase the rate of fire  insurance of Landlord or of any other  tenant,  over that in effect  prior to this Lease.  If Tenant's use of the  Premises  increases  the fire insurance rate,  Tenant shall  reimburse  Landlord for all such increased costs.  That the  Premises are being used for the purpose set forth in Article
1 hereof shall not relieve Tenant from the foregoing  duties,  obligations and expenses.

                                   ARTICLE 16

                           CERTIFICATE OF OCCUPANCY

            16.01 Tenant  will  at no  time  use or  occupy  the  Premises  in violation  of the  certificate  of  occupancy  issued  for the  Building.  The statement  in this  Lease of the nature of the  business  to be  conducted  by
Tenant  shall not be deemed to  constitute  a  representation  or  guaranty by
Landlord  that such use is lawful or  permissible  in the  Premises  under the certificate of occupancy for the Building.

                                   ARTICLE 17

                                  POSSESSION

            17.01 If  Landlord  shall  be  unable  to give  possession  of the
Premises on the  Commencement  Date because of the  retention of possession of any  occupant  thereof,  alteration  or  construction  work,  or for any other reason,  Landlord  shall not be subject to any liability for such failure.  In such event, this Lease shall stay in full force and effect,  without extension of its  Term.  However,  the Rent  hereunder  shall  not  commence  until  the
Premises are  available  for  occupancy by Tenant.  If delay in  possession is due to  work,  changes  or  decorations  being  made by or for  Tenant,  or is otherwise  caused by Tenant,  there  shall be no rent  abatement  and the Rent shall  commence on the date  specified in this Lease.  If  permission is given to  Tenant  to  occupy  the  Premises  or  other  Premises  prior  to the date specified as the  commencement  of the Term, such occupancy shall be deemed to be  pursuant  to the  terms  of this  Lease,  except  that the  parties  shall separately  agree  as to the  obligation  of  Tenant  to  pay  Rent  for  such occupancy.  The  provisions  of this  Article are  intended to  constitute  an
"express  provision to the contrary" within the meaning of Section 223(a), New
York Real Property Law.

                                   ARTICLE 18

                               QUIET ENJOYMENT

            18.01 Landlord   covenants  that  if  Tenant  pays  the  Rent  and
performs  all of  Tenant's  other  obligations  under this  Lease,  Tenant may peaceably and quietly enjoy the Premises,  subject to the terms, covenants and conditions  of this  Lease and to the  ground  leases,  underlying  leases and mortgages hereinbefore mentioned.

                                   ARTICLE 19

                                RIGHT OF ENTRY

            19.01 Tenant  shall  permit  Landlord  to  erect,   construct  and
maintain pipes,  conduits and shafts in and through the Premises provided that the  same  are  located  within  walls  or above  hung  ceilings  and,  if not reasonably  practicable,  otherwise  concealed.  Landlord or its agents  shall have the right to enter or pass through the  Premises at all times,  by master key and, in the event of an emergency,  by reasonable  force or otherwise,  to examine the same,  and to make such  repairs,  alterations  or additions as it may deem  necessary or desirable to the Premises or the Building,  and to take all material  into and upon the Premises that may be required  therefor.  Such entry  and work  shall not  constitute  an  eviction  of Tenant in whole or in part,  shall not be grounds for any  abatement  of rent,  and shall  impose no liability  on  Landlord  by reason  of  inconvenience  or  injury to  Tenant's business.  Landlord  shall  have  the  right  at any  time,  without  the same constituting an actual or  constructive  eviction,  and without  incurring any liability to Tenant,  to change the  arrangement  and/or location of entrances or passageways,  windows,  corridors,  elevators,  stairs,  toilets,  or other public  parts of the  Building,  and to change  the  designation  of rooms and suites and the name or number by which the Building is known.  Landlord  shall use reasonable efforts to minimize  interference with Tenant's normal business activities within the Premises  provided,  however,  that Tenant  acknowledges and agrees that at, Landlord's  election,  all such work shall be performed on normal business days during normal business hours,  unless Tenant requests and pays Landlord incremental difference in cost for overtime or premium labor.

                                   ARTICLE 20

                                  INDEMNITY

            20.01 Tenant shall  indemnify,  defend and save Landlord  harmless from and against any  liability or expense  arising from the use or occupation of the Premises by Tenant, or anyone on the Premises with Tenant's permission.

                                   ARTICLE 21

                          LANDLORD'S LIABILITY, ETC.

            21.01 This Lease and the  obligations  of Tenant  hereunder  shall not in any way be  affected  because  Landlord is unable to fulfill any of its obligations  or to supply any service,  by reason of strike or other cause not within Landlord's  control.  Landlord shall have the right,  without incurring any  liability  to  Tenant,  to  stop  any  service  because  of  accident  or
emergency,  or  for  repairs,   alterations  or  improvements,   necessary  or
desirable in the  judgment of Landlord,  until such  repairs,  alterations  or improvements  shall  have  been  completed.  Landlord  shall  not be liable to
Tenant  or  anyone  else,  for any  loss or  damage  to  person,  property  or business;  nor shall  Landlord be liable for any latent defect in the Premises or the Building.  Neither the  partners,  entities or  individuals  comprising the Landlord,  nor the agents,  directors,  or officers or employees of any of
the  foregoing   shall  be  liable  for  the  performance  of  the  Landlord's obligations  hereunder.  Tenant agrees to look solely to Landlord's estate and interest  in the land and  Building,  or the lease of the  Building  or of the land and Building,  and the  Premises,  for the  satisfaction  of any right or remedy  of  Tenant  for the  collection  of a  judgement  (or  other  judicial process)  requiring the payment of money by Landlord,  and in the event of any liability by Landlord,  and no other  property or assets of Landlord or of any of the  aforementioned  parties  shall be subject to levy,  execution or other enforcement  procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant  hereunder,  or
Tenant's use and occupancy of the Premises or any other  liability of Landlord to Tenant.

            21.02 If Landlord  fails to make any repair or provide any service which  Landlord is obligated to perform or provide  under this Lease and, as a result  thereof,  Tenant shall be not able to use and shall have  discontinued
its  occupancy  of all or any portion of the Premises for a period of ten (10)
consecutive  business  days or more after  notice  thereof to  Landlord  then, except as  provided  in Article  11 hereof,  Tenant  shall be  entitled  to an abatement  of Rent with  respect to the Rent  allocable to such portion of the
Premises  which is not  usable and is  unoccupied  for each day after said ten
(10)  consecutive  business  day period  until said repair is made or services restored by Landlord provided further,  however,  Tenant shall not be entitled to an abatement  of Rent in the event that such  failure  results from (i) any installation,  alteration or improvement  performed by or on behalf of Tenant;
(ii)  Tenant's  failure  to  perform  its  obligations  hereunder;  (iii)  the negligence or tortious conduct of Tenant, its agents,  servants,  employees or invitees;  (iv) force  majeure,  labor  troubles  or the  inability  to obtain materials or (vi) any other reason beyond the reasonable control of Landlord.

                                   ARTICLE 22

                            CONDITION OF PREMISES

            22.01 The  parties  acknowledge  that  Tenant  has  inspected  the
Premises and the Building and is fully  familiar  with the physical  condition thereof and Tenant  agrees to accept the Premises at the  commencement  of the
Term in its  then "as is"  condition.  Tenant  acknowledges  and  agrees  that
Landlord  shall have no  obligation  to do any work in or to the  Premises  in order to make it suitable and ready for  occupancy  and use by Tenant,  except to the extent expressly provided for in this Article 22.

            22.02 Annexed  hereto  as  Exhibit  D  is  a  workletter  for  the construction  of six (6) new  offices  in the  Premises  ("Tenant's  Initial
Alteration  Work").  Landlord shall perform Tenant's  Initial  Alteration Work
in  a  building  standard  manner  using  building  standard   materials  with
reasonable  dispatch,  subject to delay by causes beyond its control or by the action  or  inaction  of  Tenant.  Tenant  acknowledges  and  agrees  that the performance of Tenant's Initial Alteration Work is expressly  conditioned upon compliance  by  Tenant  with  all the  terms  and  conditions  of this  Lease, including payment of Rent.

            22.03 Any changes in or additions to Tenant's  Initial  Alteration
Work which  shall be  consented  to by  Landlord,  and  further  changes in or additions to the Premises  after  Tenant's  Initial  Alteration  Work has been completed  which shall be so  consented  to  (collectively,  "Change  Orders")
shall be made by  Landlord,  or its  agents,  but  shall be paid for by Tenant promptly when billed at cost plus 1 1/4% for  insurance,  10% for overhead and
10% for  general  conditions,  and in the event of the failure of Tenant so to pay for said  changes or  additions,  Landlord at its option may  consider the cost  thereof,  plus the above  percentages,  as  Additional  Rent  payable by
Tenant and  collectible  as such  hereunder,  as part of the rent for the next ensuing months.

            22.04 Notwithstanding  anything  contained herein to the contrary,
(i)  Tenant's  Initial  Alteration  Work  shall be deemed to be  substantially
completed   notwithstanding   that  (i)  minor  or  non-material   details  of
construction,  mechanical  adjustment  or  decoration  remain to be performed, provided,  that said "Punch List Items" shall be completed by Landlord  within a  reasonable  time  thereafter  or (ii) at  Tenant's  request,  a portion  of
Tenant's   Initial   Alteration  Work  is  incomplete   because   construction
scheduling  requires  that such work be done  after  incomplete  finishing  or after  other  work to be done by or on  behalf  of  Tenant  is  completed.  If
Tenant's  Initial  Alteration Work is not  substantially  completed  and/or is delayed  by reason of a Tenant  Delay (as such term is  hereinafter  defined), then the  Commencement  Date shall be  accelerated  (and  Tenant  shall pay as hereinbefore  provided  Fixed  Annual Rent and  Additional  Rent on a per diem basis  upon  demand)  one  (1)  day  for  each  day  of  delay  of  Landlord's substantial  completion  caused  by  a  Tenant  Delay.  For  purposes  hereof,
"Tenant Delay" shall mean any delay in the substantial  completion of Tenant's
Initial  Alteration  Work caused by any act,  omission of, or any change to of
Tenant's Initial Alteration Work requested by, Tenant, its agents,  designers, architects, engineers, consultants,  contractors, invitees or employees or any other party acting or apparently acting on Tenant's behalf.

            22.05 Notwithstanding  anything to the contrary  contained herein, in addition  to the  payment by Tenant to  Landlord  of Fixed  Annual Rent and
Additional  Rent hereunder,  Tenant shall pay to Landlord as additional  Fixed
Annual Rent  hereunder  all costs,  fees and expenses  incurred by Landlord in
connection   with  the  performance  of  Tenant's   Initial   Alteration  Work
(including,  without limitation,  the cost of all Change Orders, a supervisory fee, insurance and overhead,  but excluding any costs incurred by Landlord for the preparation of architectural  plans) together with interest thereon at the rate of ten (10%) per annum,  which shall be payable in thirty-six  (36) equal monthly  installments of principal and interest (calculated by Landlord in the manner of a thirty-six  (36) month  self-liquidating  mortgage  loan where the outstanding  principal  balance  equals  such  amount)  commencing  as of  the
Commencement Date.

                                   ARTICLE 23

                                   CLEANING

            23.01 Landlord  shall  cause  the  Premises  to be kept  clean  in accordance with  Landlord's  customary  standards for the Building,  a copy of which is annexed  hereto and made a part hereof as Exhibit "C",  provided they are kept in order by  Tenant.  Landlord,  its  cleaning  contractor  and their employees  shall  have  after-hours  access  to the  Premises  and  the use of
Tenant's light, power and water in the Premises as may be reasonably  required for the  purpose of  cleaning  the  Premises.  Landlord  may  remove  Tenant's extraordinary refuse from the Building and Tenant shall pay the cost thereof.

            23.02 Tenant  acknowledges that Landlord has designated a cleaning
contractor   for  the   Building.   Tenant  agrees  to  employ  said  cleaning
contractor  or such  other  contractor  as  Landlord  shall  from time to time designate  (the  "Building  Cleaning  Contractor")  to  perform  all  cleaning services  required  under  the Lease to be  performed  by  Tenant  within  the
Premises  and  for  any  other  waxing,  polishing,  and  other  cleaning  and maintenance  work  of  the  Premises  and  Tenant's  furniture,  fixtures  and equipment (collectively,  "Tenant Cleaning Services") provided that the prices charged by said  contractor are comparable to the prices  customarily  charged by other  reputable  cleaning  contractors  employing  union  labor in midtown
Manhattan for the same level and quality of service.  Tenant acknowledges that it has been  advised that the  cleaning  contractor  for the Building may be a division or  affiliate  of  Landlord.  Tenant  agrees that it shall not employ any other cleaning and maintenance  contractor,  nor any  individual,  firm or organization for such purpose,  without  Landlord's prior written consent.  In the event that  Landlord  and Tenant  cannot  agree on whether the prices then being charged by the Building  Cleaning  Contractor for such cleaning services are  comparable  to those  charged by other  reputable  contractors  as herein provided,  then  Landlord  and Tenant shall each obtain two (2) bona fide bids
for  such  services  from  reputable  cleaning  contractors   performing  such
services in comparable  buildings in midtown Manhattan  employing union labor, and the  average  of the four  bids thus  obtained  shall be the  standard  of comparison.  In the  event  that the  Building  Cleaning  Contractor  does not agree to perform such  cleaning  services  for Tenant at such  average  price,
Landlord  shall not  unreasonably  withhold its consent to the  performance of
Tenant  Cleaning  Services by a reputable  cleaning  contractor  designated by
Tenant  employing  union labor with the proper  jurisdictional  qualifications provided,  however, that, without limitation,  Landlord's experience with such contractor or any criminal  proceedings  pending or  previously  filed against such  contractor may form a basis upon which Landlord may withhold or withdraw its consent.

                                   ARTICLE 24

                                 JURY WAIVER

            24.01 Landlord  and  Tenant  hereby  waive  trial  by  jury in any action,  proceeding or counterclaim  involving any matter  whatsoever  arising out of or in any way connected with this Lease,  the  relationship of Landlord and Tenant,  Tenant's use or occupancy of the Premises or involving  the right
to  any   statutory   relief  or  remedy.   Tenant  will  not   interpose  any
counterclaim of any nature in any summary proceeding.

                                   ARTICLE 25

                               NO WAIVER, ETC.

            25.01 No  act  or  omission  of  Landlord  or  its  agents   shall
constitute an actual or  constructive  eviction,  unless  Landlord  shall have first  received  written  notice  of  Tenant's  claim  and  shall  have  had a reasonable  opportunity  to meet such  claim.  In the event  that any  payment herein  provided for by Tenant to Landlord  shall become  overdue for a period in excess of ten (10) days,  then at  Landlord's  option a "late charge" shall become due and payable to Landlord,  as Additional  Rent, from the date it was due  until  payment  is made,  at the  following  rates:  for  individual  and partnership  lessees,  said late charge shall be computed at the maximum legal rate of  interest;  for  corporate  or  governmental  entity  lessees the late charge  shall  be  computed  at two  percent  per  month  unless  there  is an applicable  maximum  legal rate of interest  which then shall be used.  No act or omission of Landlord or its agents  shall  constitute  an  acceptance  of a surrender of the Premises,  except a writing signed by Landlord.  The delivery or  acceptance  of keys to  Landlord  or its  agents  shall not  constitute  a termination  of this  Lease or a  surrender  of the  Premises.  Acceptance  by
Landlord of less than the Rent herein  provided shall at Landlord's  option be deemed on account of earliest Rent  remaining  unpaid.  No  endorsement on any
check,  or  letter   accompanying   Rent,   shall  be  deemed  an  accord  and
satisfaction,  and such check may be cashed without prejudice to Landlord.  No waiver of any provision of this Lease shall be  effective,  unless such waiver be in writing  signed by the party to be charged.  In no event shall Tenant be entitled to make,  nor shall Tenant make any claim,  and Tenant  hereby waives any claim for money  damages (nor shall Tenant claim any money  damages by way of set-off,  counterclaim  or defense)  based upon any claim or  assertion  by
Tenant that Landlord had  unreasonably  withheld,  delayed or conditioned  its consent or approval  to any  request by Tenant made under a provision  of this
Lease.  Tenant's  sole remedy shall be an action or  proceeding to enforce any such provision,  or for specific performance or declaratory  judgment.  Tenant shall comply with the rules and regulations  contained in this Lease,  and any reasonable  modifications thereof or additions thereto.  Landlord shall not be liable to Tenant for the violation of such rules and  regulations by any other tenant.  Failure of Landlord to enforce any  provision  of this Lease,  or any rule or  regulation,  shall not be construed  as the waiver of any  subsequent
violation  of  a  provision  of  this  Lease,   or  any  rule  or  regulation.
Landlord  will  enforce  all rules  and  regulations  in a  non-discriminatory manner.  This Lease shall not be affected by nor shall  Landlord in any way be liable for the closing,  darkening or bricking up of windows in the  Premises, for any reason,  including  as the result of  construction  on any property of which the Premises are not a part or by Landlord's own acts.

                                   ARTICLE 26

                         OCCUPANCY AND USE BY TENANT

            26.01 If this  Lease is  terminated  because of  Tenant's  default hereunder,  then, in addition to Landlord's  rights of re-entry,  restoration, preparation  for and  rerental,  and  anything  elsewhere in this Lease to the contrary notwithstanding,  all Rent and Additional Rent reserved in this Lease from  the date of such  breach  to the  expiration  date of this  Lease  shall become  immediately  due and payable to Landlord and Landlord shall retain its right to judgment on and collection of Tenant's  aforesaid  obligation to make a single  payment to  Landlord of a sum equal to the amount by which the Fixed
Annual  Rent and  Additional  Rent  payable  hereunder  for the  period to the
Expiration  Date from the date of such  breach  together  with all  reasonable out-of-pocket  expenses of Lessor in obtaining possession of, and in effecting the  reletting  of the  premises  including,  without  limitation,  alteration costs,  commissions,  concessions  and legal  fees,  exceeds the then fair and reasonable  rental value of the Premises for the same period,  both discounted at the prime rate of interest  charged by Chase  Manhattan Bank, New York, (or the successor  thereto),  on the date of such breach to present  worth.  In no event shall  Tenant be entitled to a credit or repayment  for rerental  income which  exceeds the sums  payable by Tenant  hereunder or which covers a period after the original Term of this Lease.

                                   ARTICLE 27

                                   NOTICES

            27.01 Any bill,  notice or demand from Landlord to Tenant,  may be delivered  personally at the Premises or sent by registered or certified  mail or by any nationally  recognized  overnight  delivery service and addressed to
Tenant at the  Premises,  after the date upon  which  Tenant  first  commences occupancy  of the  Premises,  or at the address  first set forth  herein prior thereto.  Such  bill,  notice or demand  shall be deemed to have been given at the time of  delivery,  mailing  or  receipt  by such  delivery  service.  Any notice,  request or demand from Tenant to Landlord  must be sent by registered or certified mail to the last address designated in writing by Landlord.

                                   ARTICLE 28

                                    WATER

            28.01 Tenant  shall  pay the  amount  of  Landlord's  cost for all excessive  water used by Tenant for any purpose other than ordinary pantry and lavatory uses,  and any sewer rent or tax based thereon.  Landlord may install a water meter to measure  Tenant's  water  consumption  for all  purposes  and
Tenant  agrees to pay for the  installation  and  maintenance  thereof and for water  consumed  as  shown on said  meter at  Landlord's  cost  therefor  plus fifteen (15%)  percent.  If water is made  available to Tenant in the Building or the  Premises  through a meter  which  also  supplies  other  Premises,  or without a meter,  then Tenant  shall pay to Landlord a  reasonable  charge per month for water.  Landlord  reserves the right to discontinue water service to the  Premises if either the  quantity or  character of such service is changed or is no longer  available or suitable for  Tenant's  requirements  or for any other reason without  releasing Tenant from any liability under this Lease and without  Landlord or Landlord's  agent  incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service.

                                   ARTICLE 29

                               SPRINKLER SYSTEM

            29.01 If there shall be a  "sprinkler  system" in the Premises for any period  during this Lease such  sprinkler  system is damaged by any act or omission of Tenant or its agents,  employees,  licensees or  visitors,  Tenant shall  restore the system to good working  condition  at its own  expense.  If the  New  York  Board  of  Fire  Underwriters,  the New  York  Fire  Insurance
Exchange,  the  Insurance  Services  Office,  or  any  governmental  authority requires  the  installation  of, or any  alteration  to a sprinkler  system by reason of Tenant's  particular  manner of  occupancy  or use of the  Premises, including  any  alteration  necessary  to  obtain  the  full  allowance  for a sprinkler  system in the fire  insurance  rate of  Landlord,  or for any other reason,  Tenant shall make such  installation or alteration  promptly,  and at its own expense.

                                   ARTICLE 30

                             HEAT, ELEVATOR, ETC.

            30.01 Landlord  shall provide  elevator  service  during all usual business hours  including  Saturdays  until 1 P.M.,  except on Sundays,  State holidays,  Federal  holidays,  or Building  Service  Employees  Union Contract holidays.  Landlord  shall furnish heat to the Premises  during the same hours on the same days in the cold  season in each  year.  If the  elevators  in the
Building are manually  operated,  Landlord may convert to automatic  elevators at any time,  without in any way  affecting  Tenant's  obligations  hereunder.
Landlord shall provide a minimum of one (1) passenger  elevator from the lobby of the  Building to the  Premises  twenty-four  (24) hours per day,  seven (7)
days per week, subject to all other applicable provisions of the Lease.

                                   ARTICLE 31

                               SECURITY DEPOSIT

            31.01 Tenant has  deposited  with Landlord the sum of $ 129,623.92 as security (the  "Security")  for the  performance  by Tenant of the terms of this Lease.  Landlord  may use any part of the Security to satisfy any default of Tenant  and any  expenses  arising  from such  default,  including  but not limited  to legal  fees and any  damages  or rent  deficiency  before or after re-entry by Landlord.  Tenant  shall,  upon demand,  deposit with Landlord the full amount so used,  and/or any amount not so deposited  by Tenant,  in order that  Landlord  shall  have the full  Security  deposit  on hand at all  times during the term of this Lease.  If Tenant  shall  comply  fully with the terms of this Lease,  the Security  shall be returned to Tenant after the date fixed as the end of the  lease.  In the  event of a sale or  lease  of the  Building containing  the Premises,  Landlord may transfer the Security to the purchaser or tenant,  and Landlord  shall  thereupon be released  from all liability for the return of the Security.  This  provision  shall apply to every transfer or assignment  of the  Security  to a new  Landlord.  Tenant  shall have no legal power to assign or encumber the Security  herein  described.  Landlord  agrees to deposit the  Security in an interest  bearing  account in a bank located in
New York  State.  To the  extent  not  prohibited  by law,  Landlord  shall be entitled to receive and retain as an  administrative  expense  that portion of the  interest  received  on such  account  which  represents  the  maximum fee permitted  under  applicable  law,  which fee Landlord shall have the right to withdraw  from time to time,  as Landlord  may  determine.  The balance of the interest shall be added to and held as part of the Security  subject to and in accordance  with  the  provisions  of  this  Article.  Landlord  shall  not be required  to credit  Tenant  with any  interest  for any period  during  which
Landlord does not receive interest on the Security.

                                   ARTICLE 32

                                TAX ESCALATION

            32.01 Tenant  shall  pay to  Landlord,  as  Additional  Rent,  tax escalation in accordance with this Article:

            (a)   For purposes of this Lease,  Landlord and Tenant acknowledge and agree that the rentable  square foot area of the Premises  shall be deemed to be 10,495 square feet.

            (b)   For the purpose of this Article,  the following  definitions shall apply:

            (i) The term  "Tenant's  Share",  for  purposes of  computing  tax escalation,  shall  mean  0.943  percent  (0.943%).  Tenant's  Share  has been computed on the basis of a fraction,  the  numerator  of which is the rentable square foot area of the  Premises  and the  denominator  of which is the total rentable  square foot area of the office and commercial  space in the Building
Project.  The parties  acknowledge  and agree that the total  rentable  square foot area of the office and commercial  space in the Building Project shall be deemed to be 1,112,424 sq. ft.

            (ii) The term the  "Building  Project"  shall  mean the  aggregate combined  parcel of land on a portion of which are the  improvements  of which
the  Premises  form  a  part,  with  all  the   improvements   thereon,   said
improvements  being a part of the  block  and lot for tax  purposes  which are applicable to the aforesaid land.

            (iii) The "Base Tax Year"  shall mean the New York City fiscal tax year commencing on July 1, 2001 through June 30, 2002.

            (iv) The term "Comparative  Year" shall mean the twelve (12) month period following the Base Tax Year, and each subsequent  period of twelve (12)
months thereafter.

            (v) The term  "Real  Estate  Taxes"  shall  mean the  total of all taxes and  special or other  assessments  levied,  assessed  or imposed at any time by any  governmental  authority  upon or  against  the  Building  Project including,  without  limitation,  any tax or  assessment  levied,  assessed or imposed  at any time by any  governmental  authority  in  connection  with the receipt of income or rents from said Building  Project to the extent that same shall  be in  lieu  of all or a  portion  of any  of the  aforesaid  taxes  or assessments,  or additions or increases thereof, upon or against said Building
Project.  If,  due to a future  change  in the  method of  taxation  or in the taxing  authority,  or for any other  reason,  a franchise,  income,  transit, profit or other tax or governmental imposition,  however designated,  shall be levied  against  Landlord  in  substitution  in  whole or in part for the Real
Estate  Taxes,  or in lieu of  additions  to or  increases of said Real Estate
Taxes,  then  such  franchise,   income,  transit,  profit  or  other  tax  or
governmental  imposition  shall be deemed to be included within the definition of "Real Estate Taxes" for the purposes hereof.

            (vi) Where more than one  assessment is imposed by the City of New
York  for any tax  year,  whether  denominated  an  "actual  assessment"  or a
"transitional  assessment"  or otherwise,  then the phrases  herein  "assessed value" and "assessments"  shall mean whichever of the actual,  transitional or other  assessment  is  designated  by the  City  of New  York  as the  taxable assessment for that tax year.

            32.02 In the event  that the Real  Estate  Taxes  payable  for any
Comparative  Year shall  exceed the amount of the Real  Estate  Taxes  payable during the Base Tax Year,  Tenant shall pay to Landlord,  as  Additional  Rent for such  Comparative  Year, an amount equal to Tenant's  Share of the excess.
Before or after the start of each Comparative Year,  Landlord shall furnish to
Tenant a  statement  of the Real  Estate  Taxes  payable  during  the Base Tax
Year.  If the Real Estate Taxes payable for such  Comparative  Year exceed the
Real Estate Taxes payable during the Base Tax Year,  Additional  Rent for such
Comparative  Year, in an amount equal to Tenant's  Share of the excess,  shall be due from Tenant to Landlord,  and such  Additional Rent shall be payable by
Tenant to  Landlord  within  thirty (30) days after  receipt of the  aforesaid statement.  The benefit of any  discount for any early  payment or  prepayment of Real Estate Taxes shall accrue solely to the benefit of Landlord,  and such discount  shall not be  subtracted  from the Real Estate Taxes payable for any
Comparative  Year.  In  addition  to  the  foregoing,   Tenant  shall  pay  to
Landlord,  on demand, as Additional Rent, a sum equal to Tenant's Share of any business improvement district assessment payable by the Building Project.

            32.03 Should the Real  Estate  Taxes  payable  during the Base Tax
Year be reduced by final  determination  of legal  proceedings,  settlement or otherwise,  then, the Real Estate Taxes payable during the Base Tax Year shall be  correspondingly  revised,  the Additional Rent theretofore paid or payable hereunder for all  Comparative  Years shall be recomputed on the basis of such reduction,  and Tenant shall pay to Landlord as  Additional  Rent,  within ten
(10) days after being billed  therefor,  any deficiency  between the amount of such  Additional  Rent as  theretofore  computed and the amount thereof due as the result of such recomputations.

            32.04 If,  after  Tenant  shall have made a payment of  Additional
Rent under Section  32.02,  Landlord  shall receive a refund of any portion of the Real  Estate  Taxes  payable for any  Comparative  Year after the Base Tax
Year on which such  payment of  Additional  Rent shall have been  based,  as a result of a reduction  of such Real  Estate  Taxes by final  determination  of legal  proceedings,  settlement or otherwise,  Landlord  shall within ten (10)
days after  receiving  the refund pay to Tenant  Tenant's  Share of the refund less Tenant's Share of expenses  (including  attorneys' and appraisers'  fees)
incurred by Landlord in connection  with any such  application  or proceeding.
In addition to the  foregoing,  Tenant  shall pay to Landlord,  as  Additional
Rent,  within ten (10) days after  Landlord  shall have  delivered to Tenant a statement  therefor,  Tenant's Share of all out-of-pocket  expenses reasonably incurred by Landlord in reviewing or contesting  the validity or amount of any
Real Estate Taxes or for the purpose of obtaining  reductions  in the assessed valuation of the Building  Project  prior to the billing of Real Estate Taxes, including  without  limitation,  the  reasonable  fees  and  disbursements  of attorneys, third party consultants, experts and others.

            32.05 The  statements  of the Real Estate Taxes to be furnished by
Landlord  as  provided   above  shall  be  certified  by  Landlord  and  shall
constitute a final  determination  as between  Landlord and Tenant of the Real
Estate Taxes for the periods represented thereby,  unless Tenant within thirty
(30) days after they are  furnished  shall give a written  notice to  Landlord that it disputes their accuracy or their  appropriateness,  which notice shall specify  the  particular  respects in which the  statement  is  inaccurate  or inappropriate.  If Tenant shall so dispute said  statement  then,  pending the resolution of such dispute,  Tenant shall pay the Additional  Rent to Landlord in accordance with the statement furnished by Landlord.

            32.06 In no event shall the Fixed  Annual Rent under this Lease be reduced by virtue of this Article.

            32.07 If the  Commencement  Date of the Term of this  Lease is not the first day of the first  Comparative  Year,  then the  Additional  Rent due hereunder for such first  Comparative  Year shall be a proportionate  share of said  Additional  Rent for the entire  Comparative  Year,  said  proportionate share to be based  upon the  length  of time  that the  lease  Term will be in
existence  during  such  first   Comparative   Year.  Upon  the  date  of  any
expiration  or  termination  of this  Lease  (except  termination  because  of
Tenant's  default)  whether the same be the date hereinabove set forth for the expiration of the Term or any prior or subsequent date, a proportionate  share of said Additional Rent for the Comparative  Year during which such expiration or termination  occurs shall  immediately  become due and payable by Tenant to
Landlord,  if it was  not  theretofore  already  billed  and  paid.  The  said proportionate  share  shall be based  upon the  length of time that this Lease shall have been in existence  during such  Comparative  Year.  Landlord  shall promptly cause  statements of said Additional Rent for that  Comparative  Year to be prepared and  furnished to Tenant.  Landlord and Tenant shall  thereupon make appropriate adjustments of amounts then owing.

            32.08 Landlord's and Tenant's  obligations to make the adjustments
referred  to  in  Section  32.07  above  shall   survive  any   expiration  or
termination  of this  Lease.  Any delay or failure of  Landlord in billing any tax  escalation  hereinabove  provided  shall not constitute a waiver of or in any way impair the continuing  obligation of Tenant to pay such tax escalation hereunder.

                                   ARTICLE 33

                                 RENT CONTROL

            33.01 In the event the Fixed  Annual  Rent or  Additional  Rent or any part thereof  provided to be paid by Tenant under the  provisions  of this
Lease during the demised term shall become  uncollectible  or shall be reduced or required to be reduced or refunded by virtue of any Federal,  State, County or City law, order or  regulation,  or by any direction of a public officer or body  pursuant  to law,  or the  orders,  rules,  code or  regulations  of any organization  or entity formed pursuant to law,  whether such  organization or entity be public or private,  then  Landlord,  at its option,  may at any time thereafter  terminate  this Lease,  by not less than thirty (30) days' written notice to  Tenant,  on a date set forth in said  notice,  in which  event this
Lease  and the  term  hereof  shall  terminate  and come to an end on the date fixed in said  notice  as if the said  date  were  the date  originally  fixed herein for the  termination  of the demised term.  Landlord shall not have the right so to terminate  this Lease if Tenant  within such period of thirty (30)
days shall in writing  lawfully agree that the rentals  herein  reserved are a reasonable  rental  and agree to  continue  to pay said  rentals,  and if such agreement by Tenant shall then be legally enforceable by Landlord.

                                   ARTICLE 34

                                   SUPPLIES

            34.01 Only  Landlord  or  any  one  or  more  persons,  firms,  or corporations  authorized in writing by Landlord  shall be permitted to furnish laundry,  linens, towels, drinking water, water coolers, ice and other similar supplies and services to tenants and licensees in the  Building.  Landlord may fix,  in its own  absolute  discretion,  from time to time,  the hours  during which and the  regulations  under which such  supplies  and services are to be furnished.  Landlord  expressly  reserves the right to act as or to designate, from  time to time,  an  exclusive  supplier  of all or any one or more of the said supplies and services;  and Landlord  furthermore  expressly reserves the right to exclude from the Building any person, firm or corporation  attempting to furnish any of said supplies or services but not so designated by Landlord.

            34.02 Only  Landlord  or  any  one  or  more  persons,   firms  or
corporations  authorized  in writing by Landlord  shall be  permitted to sell, deliver or furnish any food or beverages  whatsoever  for  consumption  within the Premises or elsewhere in the  Building.  Landlord  expressly  reserves the right to act as or to  designate  from time to time an  exclusive  supplier or suppliers of such food and  beverages.  Landlord  further  expressly  reserves the  right to  exclude  from the  Building  any  person,  firm or  corporation attempting  to  deliver  or  purvey  any such  food or  beverages,  but not so designated  by  Landlord.  It is  understood,  however,  that  Tenant  or  its regular  office  employees  may  personally  bring food or beverages  into the
Building for consumption  within the Premises by the said  employees,  but not for resale or for  consumption  by any other  tenant.  Landlord may fix in its absolute  discretion  from  time to  time  the  hours  during  which,  and the regulations  under which,  food and beverages may be brought into the Building by Tenant or its regular employees.

                                   ARTICLE 35

                               AIR CONDITIONING

            35.01 Tenant  shall be permitted  to use the  equipment  presently supplying  air-conditioning  service  to the  Premises  (the  "Existing  HVAC
Equipment")  Monday  to  Friday  from  8:00  a.m.  to  6:00  p.m.  during  the
Building's  "Cooling  Season"  (which is currently May 15 through  October 15)
subject to and in  accordance  with the  provisions  of this  Article.  Tenant acknowledges  and agrees that  air-conditioning  service to the Premises shall be supplied through equipment operated,  maintained and repaired by Tenant and that  Landlord has no  obligation  to operate,  maintain or to repair the said
equipment  or  to  supply  air-conditioning   service  to  the  Premises.  The
Existing HVAC Equipment and all other air conditioning systems,  equipment and facilities  hereafter located in or servicing the Premises (the "Supplemental
Systems")  including,  without  limitation,  the  ducts,  dampers,  registers, grilles and  appurtenances  utilized in connection with both the Existing HVAC
Equipment and the Supplemental Systems  (collectively  hereinafter referred to as the "HVAC  System"),  shall be maintained,  repaired and operated by Tenant in  compliance  with all  present  and future  laws and  regulations  relating thereto  at  Tenant's  sole  cost  and  expense.  Tenant  shall  pay  for  all electricity  consumed  in the  operation  of the  HVAC  System,  and  Tenant's proportionate  share of the electric current (and/or water, gas and steam) for the  production  of  chilled  and/or  condenser  water  and its  supply to the
Premises,  if applicable,  which shall become the obligation of Tenant subject to the terms of Article 41 of this Lease.  Tenant  shall pay for all parts and supplies  necessary  for the  proper  operation  of the HVAC  System  (and any restoration  or  replacement  by Tenant of all or any part thereof shall be in quality  and  class at least  equal to the  original  work or  installations);
provided,  however, that Tenant shall not alter, modify, remove or replace the
HVAC System,  or any part thereof,  without  Landlord's prior written consent.
Landlord  agrees  that  the  Existing  HVAC  Equipment  shall  be  (or  is) of sufficient  capacity to accommodate  normal office usage and occupancy density excluding  special  usage  areas  (i.e.,  computer  rooms,  conference  rooms, cafeteria/lunchroom  or any  special  usage  which  subjects  a portion or the entire Premises to a high density of office  personnel  and/or heat generating equipment, machines or appliances).

            35.02 Without  limiting the  generality of the  foregoing,  Tenant shall, at its own cost and expense,  (a) cause to be performed all maintenance of the HVAC System,  including all repairs and replacements  thereto,  and (b)
commencing  as of the date upon which  Tenant  shall first occupy the Premises for the conduct of its business,  and  thereafter  throughout  the Term of the
Lease,  maintain  in  force  and  provide  a copy of same to  Landlord  an air conditioning  service repair and full service  maintenance  contract  covering the HVAC  System in form  satisfactory  to Landlord  with an air  conditioning
contractor  or  servicing   organization   approved  by  Landlord.   All  such
contracts  shall  provide for the thorough  overhauling  of the HVAC System at least once each year during the Term of this Lease and shall  expressly  state that (i) it shall be an automatically  renewing  contract  terminable upon not less than  thirty  (30) days prior  written  notice to the  Landlord  (sent by certified mail,  return receipt  requested) and (ii) the contractor  providing such  service  shall  maintain a log at the  Premises  detailing  the  service provided  during each visit pursuant to such contract.  Tenant shall keep such log at the  Premises  and  permit  Landlord  to  review  same  promptly  after
Landlord's  request.  The HVAC  System is and shall at all  times  remain  the property of  Landlord,  and at the  expiration  or sooner  termination  of the
Lease,  Tenant  shall  surrender  to Landlord  the HVAC System in good working order and  condition,  subject  to normal  wear and tear and shall  deliver to
Landlord a copy of the service  log. In the event that Tenant  fails to obtain the  contract  required  herein or perform any of the  maintenance  or repairs required hereunder,  Landlord shall have the right, but not the obligation, to procure such  contract  and/or  perform any such work and charge the Tenant as
Additional  Rent hereunder the cost of same plus an  administrative  fee equal to fifteen  percent  (15%) of such cost  which  shall be paid for by Tenant on demand.

            35.03 Tenant   shall  pay  to   Landlord  a  fee  for   Landlord's
maintenance  and repair of the Existing HVAC Equipment (the "HVAC Repair Fee")
at the rate of  $1,200.00  per annum  which  shall be added to and  payable in monthly  installments  at the same time and in the same manner as Fixed Annual
Rent under this Lease,  subject to future  increases as hereinafter set forth.
On each  anniversary of the  Commencement  Date of the Term of this Lease, the
HVAC Repair Fee shall be  increased  by three (3%)  percent on the HVAC Repair
Fee  payable  during the  immediately  preceding  twelve  (12)  month  period, compounded annually.

                                   ARTICLE 36

                                   SHORING

            36.01 Tenant  shall  permit  any  person  authorized  to  make  an excavation on land adjacent to the Building  containing the Premises to do any work within the Premises  necessary to preserve the wall of the Building  from injury or damage,  and Tenant shall have no claim against Landlord for damages or abatement of rent by reason thereof.

                                   ARTICLE 37

                          EFFECT OF CONVEYANCE, ETC.

            37.01 If the  Building  containing  the  Premises  shall  be sold, transferred  or leased,  or the lease thereof  transferred  or sold,  Landlord shall be relieved of all future obligations and liabilities  hereunder and the purchaser,  transferee  or  tenant  of the  Building  shall be  deemed to have assumed  and  agreed  to  perform  all such  obligations  and  liabilities  of
Landlord  hereunder.  In the event of such sale,  transfer or lease,  Landlord shall also be relieved of all existing obligations and liabilities  hereunder, provided that the purchaser,  transferee or tenant of the Building  assumes in writing such obligations and liabilities.

                                   ARTICLE 38

                       RIGHTS OF SUCCESSORS AND ASSIGNS

            38.01 This  Lease  shall  bind  and  inure to the  benefit  of the
heirs,  executors,  administrators,   successors,  and,  except  as  otherwise
provided  herein,  the assigns of the parties hereto.  If any provision of any
Article  of  this  Lease  or  the   application   thereof  to  any  person  or
circumstances  shall,  to  any  extent,  be  invalid  or  unenforceable,   the
remainder of that Article,  or the application of such provision to persons or
circumstances   other  than   those  as  to  which  it  is  held   invalid  or
unenforceable,  shall not be  affected  thereby,  and each  provision  of said
Article  and of this  Lease  shall be valid  and be  enforced  to the  fullest extent permitted by law.

                                   ARTICLE 39

                                   CAPTIONS

            39.01 The captions herein are inserted only for  convenience,  and are in no way to be construed  as a part of this Lease or as a  limitation  of the scope of any provision of this Lease.

                                   ARTICLE 40

                                   BROKERS

            40.01 Tenant  covenants,  represents  and warrants that Tenant has had no dealings or  negotiations  with any broker or agent in connection  with the  consummation  of this Lease  other than SL Green  Realty  Leasing LLC and
Williams  Real Estate  Co.,  Inc.  (collectively,  the  "Brokers")  and Tenant covenants and agrees to defend,  hold harmless and indemnify Landlord from and against any and all cost,  expense (including  reasonable  attorneys' fees) or liability for any  compensation,  commissions or charges claimed by any broker or agent with respect to this Lease or the negotiation thereof.

            40.02 Landlord  represents  and warrants to Tenant that it did not consult or negotiate  with any broker,  finder,  or consultant  with regard to the  Premises  other than the  Brokers,  and that no other  broker,  finder or consultant  participated  with  Landlord in  procuring  this  Lease.  Landlord hereby indemnifies and agrees to defend and hold Tenant, its agents,  servants and employees harmless from any suit, action, proceeding,  controversy,  claim or  demand  whatsoever  at law or in  equity  that may be  instituted  against
Tenant by anyone with whom Landlord has dealt for recovery of  compensation or damages for procuring this Lease.

                                   ARTICLE 41

                                 ELECTRICITY

            41.01 Tenant  acknowledges  and agrees that electric service shall be supplied to the Premises on a "rent  inclusion  basis" in  accordance  with the provisions of this Article 41.

            41.02 Electricity  and electric  service,  as used  herein,  shall mean any element affecting the generation,  transmission,  and/or distribution or redistribution of electricity,  including but not limited to services which facilitate the distribution of service.

            41.03 If and so  long  as  Landlord  provides  electricity  to the
Premises on a rent inclusion  basis,  Tenant agrees that the Fixed Annual Rent shall be  increased by the amount of the  Electricity  Rent  Inclusion  Factor
("ERIF"),  as hereinafter  defined.  Tenant  acknowledges  and agrees (i) that the Fixed  Annual Rent  hereinabove  set forth in this Lease does not yet, but is to  include  an  ERIF of  $3.00  per  rentable  square  foot to  compensate
Landlord for electrical wiring and other installations  necessary for, and for its obtaining and making  available to Tenant the  redistribution  of electric current as an additional  service,  and Tenant shall pay for Tenant's Share of
Building  electric  current (i.e., all electricity used in lighting the public and  service  areas,  and in  operating  all the  service  facilities,  of the
Building and the parties  acknowledge  and agree that twenty  percent (20%) of the Building's  payment to the public  utility or other service  providers for the  purchase  of  electricity  shall be deemed  to be  payment  for  Building electric  current)  which  shall  be paid for by  Tenant  in  accordance  with provisions  hereof;  and (ii)  that  said  ERIF,  which  shall be  subject  to periodic  adjustments as hereinafter  provided,  has been partially based upon an estimate of the  Tenant's  adjusted  electrical  load,  in whatever  manner delivered to Tenant,  which shall be deemed to be the demand  (KW),  and hours of use  thereof,  which shall be deemed to be the energy  (KWH),  for Existing
HVAC Equipment,  personal and laptop computers,  server, ordinary lighting and light  office  equipment  and  the  operation  of  the  usual  small  business machines,  including  Xerox or  other  copying  machines  (such  lighting  and
equipment  are  hereinafter  called  "Ordinary   Equipment")  during  ordinary
business hours  ("Ordinary  Business  Hours") shall be deemed to mean 50 hours per week),  with Landlord  providing an average  adjusted load of 41/2watts of electricity  for all purposes per rentable square foot. Any  installation  and use of  equipment  other than  Ordinary  Equipment  and/or any  adjusted  load and/or  energy usage by Tenant in excess of the  foregoing  and the charge for
Tenant's Share of Building  electric current shall result in adjustment of the
ERIF as  hereinafter  provided.  For  purposes of this  Article,  the rentable square foot area of the Premises shall be deemed to be 10,495 square feet.

            41.04 If the cost to Landlord of  electricity  shall have been, or shall be,  increased  subsequent  to  February  1, 2002  (whether  such change occurs  prior to or during the term of this  Lease),  by change in  Landlord's electric rates or service classifications,  or electricity charges,  including changes  in market  prices,  or by an  increase,  subsequent  to the last such electric  rate or service  classification  change or market price  change,  in fuel  adjustments  or charges of any kind, or by taxes,  imposed on Landlord's electricity purchases or on Landlord's electricity redistribution,  or for any other such reason,  then the  aforesaid  ERIF portion of the fixed annual rent shall be  changed  in the same  percentage  as any such  change in cost due to changes in electric  rates,  service  classifications  or market prices,  and, also  Tenant's  payment  obligation,  for  electricity  redistribution,  shall change  from  time  to  time  so as to  reflect  any  such  increase  in  fuel adjustments  or  charges,  and such  taxes.  Any  such  percentage  change  in
Landlord's  cost  due  to  change  in  Landlord's  electric  rate  or  service classifications  or  market  prices,  shall be  computed  on the  basis of the average  consumption  of  electricity  for the  Building  for the twelve  full months  immediately  prior to the rate  change or other such  changes in cost, energy and demand,  and any  changed  methods of or rules on billing for same,
applied  on  a  consistent   basis  to  the  new  electric   rate  or  service
classification  or market price and to the immediately prior existing electric rate or service  classification  or market price.  If the average  consumption
(energy and demand) for the entire  Building for said prior (12) months cannot reasonably be applied and used with respect to changed  methods of or rules on billing,  then the  percentage  increase  shall be  computed by the use of the average  consumption (energy and demand) for the entire building for the first three (3) months  after such  change,  projected to a full twelve (12) months, so as to  reflect  the  different  seasons;  and  that  same  consumption,  so projected,  shall be  applied to the rate  and/or  service  classification  or market  price  which  existed  immediately  prior to the  change.  The parties agree that a reputable,  independent  electrical  consultant firm, selected by
Landlord,   ("Landlord's   Electrical   Consultant"),   shall   determine  the
percentage change for the changes in ERIF due to Landlord's  changed costs and the charge to Tenant for  Tenant's  Share of Building  electric  current,  and that  Landlord's  Electrical  Consultant may from time to time make surveys in the  Premises of the  electrical  equipment  and  fixtures and use of current.
(i) If such survey shall reflect an adjusted  electrical load in excess of 41/2 watts of electricity  for all purposes per rentable  square foot and/or energy usage in excess of  Ordinary  Business  Hours  (each such  excess  hereinafter called  "excess  electricity")  then the adjusted  electrical  load and/or the hours of use  portion(s)  of the then  existing  ERIF shall be increased by an amount which is equal to a fraction of the then existing  ERIF,  the numerator of which is the excess  electricity  (i.e.  excess adjusted load and/or excess usage) and the  denominator  of which is the  adjusted  load and/or the energy usage which was the basis of the then existing ERIF.  Such fractions  shall be determined by Landlord's  Electrical  Consultant.  The Fixed Annual Rent shall then be  appropriately  adjusted,  effective as of the date of any such change in adjusted  load and/or  usage,  as disclosed  by said  survey.  (ii) If such survey shall disclose  installation and use of other than Ordinary  Equipment, then  effective  as of the date of said  survey,  there  shall be added to the
ERIF  portion  of Fixed  Annual  Rent  (computed  and  fixed  as  hereinbefore described)  an  additional  amount  equal to what would be paid under the SC-4
Rate I  Service  Classification  in effect  on  February  1, 2002 (and not the time-of-day  rate  schedule)  or the  comparable  rate  schedule  (and not the time-of-day  rate  schedule) of any utility  other than Con Ed then  providing electrical  service to the  building as same shall be in effect on the date of such  survey  for  such  load  and  usage of  electricity,  with the  adjusted electrical  load  deemed to be the  demand  (KW) and the hours of use  thereof deemed to be the energy (KWH),  as hereinbefore  provided,  (which addition to the ERIF shall be increased by all  electricity  cost changes of Landlord,  as hereinabove provided, from February 1, 2002 through the date of billing).

            41.05 In no  event,  whether  because  of  surveys,  rates or cost changes,  or for any reason,  is the originally  specified  $3.00 per rentable square  foot ERIF  portion of the fixed  annual  rent  (plus any net  increase thereof by virtue of all electricity  rate,  service  classification or market price changes of Landlord subsequent to February 1, 2002) to be reduced.

            41.06 The  determinations  by  Landlord's   Electrical  Consultant
shall be binding  and  conclusive  on  Landlord  and Tenant from and after the delivery  of copies of such  determinations  to Landlord  and Tenant,  unless,
within  thirty  (30)  days  after  delivery  thereof,   Tenant  disputes  such
determination.  If Tenant so disputes the determination,  it shall, at its own expense,  obtain from a reputable,  independent  electrical consultant its own determinations  in accordance  with the  provisions of this Article.  Tenant's consultant  and  Landlord's  consultant  then  shall  seek to  agree.  If they cannot  agree  within  thirty  (30) days they shall  choose a third  reputable electrical  consultant,  whose cost shall be shared equally by the parties, to make  similar  determinations  which  shall be  controlling.  (If they  cannot agree on such third  consultant  within ten (10) days,  than either  party may apply to the  Supreme  Court in the County of New York for such  appointment.)
However, pending such controlling  determinations Tenant shall pay to Landlord the amount of Additional  Rent or ERIF in accordance  with the  determinations
of  Landlord's  Electrical  Consultant.  If  the  controlling   determinations
differ from Landlord's Electrical Consultant,  then the parties shall promptly make adjustment for any deficiency owed by Tenant or overage paid by Tenant.

            41.07 If any tax is  imposed  upon  Landlord's  receipt  from  the sale,  resale or  redistribution of electricity or gas or telephone service to
Tenant by any Federal,  State, or Municipal  authority,  Tenant  covenants and agrees that where  permitted  by law,  Tenant's  pro-rata  share of such taxes shall be  passed on to and  included  in the bill of,  and paid by,  Tenant to
Landlord.

            41.08 At the option of Landlord,  Tenant  agrees to purchase  from
Landlord  or its agents all lamps and bulbs  used in the  Premises  and to pay for the cost of  installation  thereof at  commercially  reasonable  rates. If all or part of the ERIF payable in  accordance  with Section 41.03 or 41.04 of this  Article  becomes  uncollectible  or reduced or refunded by virtue of any law, order or regulations,  the parties agree that, at Landlord's  option,  in lieu of submetering  Additional Rent or ERIF, and in consideration of Tenant's
use  of  the  Building's   electrical   distribution  system  and  receipt  of
redistributed  electricity  and payment by Landlord of  consultant's  fees and other  redistribution  costs, the Fixed Annual Rental rate(s) to be paid under this Agreement shall be increased by an "alternative  charge" which shall be a sum equal to $3.00 per year per rentable square foot of the Premises,  changed in  the  same  percentage  as  any  increase  in  the  cost  to  Landlord  for electricity  for the entire Building  subsequent to February 1, 2002,  because of  electric  rate,  service  classification  or market  price  changes,  such percentage change to be computed as in Section 41.04 provided.

            41.09 Landlord  shall  not be  liable  to  Tenant  for any loss or damage or expense  which Tenant may sustain or incur if either the quantity or character  of  electric  service  is  changed  or is no  longer  available  or suitable for Tenant's  requirements.  Tenant  covenants and agrees that at all times its use of electric  current shall never exceed the capacity of existing feeders  to the  Building  or  wiring  installation.  Any  riser or  risers to supply Tenant's electrical requirements,  upon written request of Tenant, will be  installed  by  Landlord,  at the sole cost and  expense of Tenant,  if, in
Landlord's sole judgment,  the same are necessary and will not cause permanent damage  or  injury  to the  Building  or the  Premises  or cause  or  create a
dangerous  or  hazardous   condition  or  entail   excessive  or  unreasonable
alterations,  repairs or expense or interfere with or disturb other tenants or occupants.  In addition to the installation of such riser or risers,  Landlord will also at the sole cost and expense of Tenant,  install all other equipment proper and necessary in connection  therewith  subject to the aforesaid  terms and  conditions.  The  parties  acknowledge  that they  understand  that it is anticipated  that electric rates,  charges,  etc., may be changed by virtue of time-of-day rates or changes in other methods of billing,  and/or  electricity purchases and the redistribution  thereof, and fluctuation in the market price of  electricity,  and that  the  references  in the  foregoing  paragraphs  to changes in methods of or rules on billing  are  intended  to include  any such changes.  Anything  hereinabove to the contrary  notwithstanding,  in no event is the submetering  Additional Rent or ERIF, or any "alternative  charge",  to be less than an amount  equal to the total of  Landlord's  payments  to public utilities  and/or other providers for the electricity  consumed by Tenant (and any  taxes  thereon  or  on  redistribution  of  same)  plus  5%  thereof  for transmission line loss, plus 15% thereof for other  redistribution  costs. The
Landlord  reserves  the right,  at any time upon  thirty  (30)  days'  written notice,  to change to the  distribution of less than all the components of the existing service to Tenant.  The Landlord  reserves the right to terminate the furnishing of  electricity on a rent inclusion or any other basis at any time, upon  thirty  (30) days'  written  notice to the  Tenant,  in which  event the
Tenant may make  application  directly  to the  public  utility  and/or  other providers  for the Tenant's  entire  separate  supply of electric  current and
Landlord  shall permit its wires and  conduits,  to the extent  available  and safely  capable,  to be used  for such  purpose,  but  only to the  extent  of
Tenant's then  authorized  load.  Any meters,  risers,  or other  equipment or connections  necessary to enable Tenant to obtain  electric  current  directly from such utility  and/or  other  providers  shall be installed at  Landlords'
sole cost and expense.  Only rigid conduit or  electricity  metal tubing (EMT)
will be allowed.  The Landlord,  upon the  expiration of the aforesaid  thirty
(30)  days'  written  notice to the  Tenant  may  discontinue  furnishing  the electric  current  provided that Tenant has obtained service directly from the public utility or other service  provider (unless the failure to do so results from  Tenant's  failure to  promptly  apply for such  service  and  diligently prosecute  such  application  to  completion)  but this Lease shall  otherwise remain in full force and  effect.  If Tenant  was  provided  electricity  on a rent inclusion basis when it was so discontinued,  then commencing when Tenant receives such direct  service and as long as Tenant shall  continue to receive such service,  the Fixed Annual Rent payable under this Lease shall be reduced by the  amount  of the  ERIF  which  was  payable  immediately  prior  to such discontinuance of electricity on a rent inclusion basis.

                                   ARTICLE 42

                               LEASE SUBMISSION

            42.01 Landlord  and Tenant  agree that this Lease is  submitted to
Tenant  on the  understanding  that it shall  not be  considered  an offer and shall not bind  Landlord  or Tenant in any way unless and until (i) Tenant has duly executed and delivered  duplicate  originals thereof to Landlord and (ii)
Landlord has executed and delivered one of said originals to Tenant.

                                   ARTICLE 43

                                  INSURANCE

            43.01.      Tenant shall not violate,  or permit the violation of,
any condition  imposed by the standard fire  insurance  policy then issued for office buildings in the Borough of Manhattan,  City of New York, and shall not do, or permit  anything to be done,  or keep or permit  anything to be kept in the Premises which would subject  Landlord to any liability or  responsibility for personal injury or death or property  damage,  or which would increase the fire or other casualty  insurance rate on the Building or the property therein over the rate which would  otherwise then be in effect (unless Tenant pays the resulting  premium  as  hereinafter  provided  for) or which  would  result in insurance  companies of good  standing  refusing to insure the building or any of such property in amounts reasonably satisfactory to Landlord.

            43.02 Tenant  covenants  to provide  on or before  the  earlier to occur of (i) the  Commencement  Date,  and (ii) ten (10) days from the date of this  Lease,  and to keep in  force  during  the  term  hereof  the  following insurance coverage which coverage shall be effective on the Commencement Date:

                  (a)   A comprehensive  policy of liability  insurance naming
Landlord and its designees as additional  insureds  protecting  Landlord,  its designees and Tenant against any liability  whatsoever  occasioned by accident on or about the Premises or any appurtenances  thereto. Such policy shall have limits of liability  of not less than Three  Million  ($3,000,000.00)  Dollars combined single limit coverage on a per occurrence basis,  including  property damage.  Such  insurance  may be carried under a blanket  policy  covering the
Premises  and  other  locations  of  Tenant,  if any,  provided  such a policy contains an  endorsement  (i) naming  Landlord and its designees as additional insureds,  (ii) specifically  referencing the Premises; and (iii) guaranteeing a minimum limit  available  for the Premises  equal to the limits of liability required under this Lease;

                  (b)   Fire and  extended  coverage in an amount  adequate to
cover  the  cost  of   replacement   of  all  personal   property,   fixtures,
furnishings,   equipment,   improvements  and  installations  located  in  the
Premises.

            43.03 All  such   policies   shall  be  issued  by   companies  of
recognized  responsibility licensed to do business in New York State and rated by  Best's  Insurance  Reports  or any  successor  publication  of  comparable standing and carrying a rating of A+ VIII or better or the then  equivalent of such rating,  and all such policies shall contain a provision whereby the same cannot be canceled or modified unless Landlord and any additional  insured are given at least thirty (30) days prior written notice of such  cancellation  or modification.

            43.04 Prior to the time such  insurance  is first  required  to be carried  by Tenant and  thereafter,  at least  fifteen  (15) days prior to the expiration  of any such  policies,  Tenant  shall  deliver to Landlord  either duplicate originals of the aforesaid policies or certificates  evidencing such insurance,  together  with  evidence  of  payment  for the  policy.  If Tenant delivers  certificates as aforesaid Tenant,  upon reasonable prior notice from
Landlord,  shall  make  available  to  Landlord,  at the  Premises,  duplicate originals of such policies  from which  Landlord may make copies  thereof,  at
Landlord's   cost.   Tenant's  failure  to  provide  and  keep  in  force  the
aforementioned  insurance shall be regarded as a material  default  hereunder, entitling  Landlord to exercise any or all of the remedies as provided in this
Lease in the event of  Tenant's  default.  In  addition,  in the event  Tenant fails to provide and keep in force the  insurance  required by this Lease,  at the times and for the durations  specified in this Lease,  Landlord shall have the  right,  but not the  obligation,  at any time and from time to time,  and without  notice,  to procure such  insurance  and/or pay the premiums for such insurance  in which event  Tenant  shall repay  Landlord  within five (5) days after demand by Landlord,  as  Additional  Rent,  all sums so paid by Landlord and any  costs or  expenses  incurred  by  Landlord  in  connection  therewith without  prejudice  to any other  rights and  remedies of Landlord  under this
Lease.

            43.05 Landlord  and  Tenant  shall  each  endeavor  to  secure  an appropriate  clause in, or an endorsement upon, each fire or extended coverage policy obtained by it and covering the Building,  the Premises or the personal property,  fixtures  and  equipment  located  therein or thereon,  pursuant to which the  respective  insurance  companies  waive  subrogation  or permit the insured,  prior to any loss, to agree with a third party to waive any claim it might have against said third party.  The waiver of  subrogation or permission for waiver of any claim  hereinbefore  referred to shall  extend to the agents of each party and its employees and, in the case of Tenant,  shall also extend to all  other  persons  and  entities  occupying  or  using  the  Premises  in accordance  with the  terms of this  Lease.  If and to the  extent  that  such waiver or  permission  can be  obtained  only upon  payment  of an  additional charge then,  except as provided in the  following two  paragraphs,  the party benefiting  from the waiver or  permission  shall pay such charge upon demand, or shall be  deemed to have  agreed  that the party  obtaining  the  insurance coverage  in  question  shall be free of any  further  obligations  under  the provisions hereof relating to such waiver or permission.

            43.06 In the event  that  Landlord  shall be unable at any time to obtain  one  of the  provisions  referred  to  above  in any of its  insurance policies, at Tenant's option,  Landlord shall cause Tenant to be named in such policy or  policies  as one of the  insureds,  but if any  additional  premium shall be imposed for the inclusion of Tenant as such an assured,  Tenant shall pay such additional  premium upon demand.  In the event that Tenant shall have been named as one of the insureds in any of Landlord's  policies in accordance with the  foregoing,  Tenant shall endorse  promptly to the order of Landlord, without  recourse,  any  check,  draft  or  order  for the  payment  of  money representing  the proceeds of any such policy or any other payment growing out of or adjusted with said policy and Tenant hereby  irrevocably  waives any and all rights in and to such proceeds and payments  excluding  proceeds  relating to Tenant's personalty.

            43.07 In the  event  that  Tenant  shall be  unable at any time to obtain  one  of the  provisions  referred  to  above  in any of its  insurance policies,  Tenant shall cause  Landlord to be named in such policy or policies as one of the  insureds,  but if any  additional  premium shall be imposed for the  inclusion  of  Landlord  as such an  assured,  Landlord  shall  pay  such
additional   premium   upon  demand  or  Tenant  shall  be  excused  from  its
obligations  under this  paragraph  with  respect to the  insurance  policy or policies for which such additional premiums would be imposed.

            43.08 Subject to the foregoing  provisions  of this  Article,  and insofar as may be permitted by the terms of the insurance  policies carried by it, each party hereby releases the other with respect to any claim  (including a claim for negligence)  which it might otherwise have against the other party for loss,  damages or  destruction  with  respect to its  property  by fire or other casualty (including rental value or business  interruption,  as the case may be) occurring during the Term of this Lease.

            43.09 If,  by reason  of a  failure  of Tenant to comply  with the provisions of this Lease,  the rate of fire insurance  with extended  coverage on the  building or equipment  or other  property of Landlord  shall be higher than it otherwise would be, Tenant shall reimburse  Landlord,  on demand,  for that part of the premiums for fire  insurance  and extended  coverage  paid by
Landlord because of such failure on the part of Tenant.

            43.10.      Landlord  may,  from  time to time,  require  that the
amount of the insurance to be provided and  maintained by Tenant  hereunder be increased so that the amount thereof adequately protects Landlord's  interest, but in no event in  excess  of the  amount  that  would be  required  by other tenants in other similar office buildings in the borough of Manhattan.

            43.11 A  schedule  or make up of  rates  for the  building  or the
Premises,  as the case may be,  issued by the New York Fire  Insurance  Rating
Organization  or other  similar  body  making  rates  for fire  insurance  and extended coverage for the premises concerned,  shall be conclusive evidence of the facts  therein  stated and of the  several  items and  charges in the fire insurance rate with extended coverage then applicable to such premises.

            43.12 Each  policy  evidencing  the  insurance  to be  carried  by
Tenant  under  this  Lease  shall  contain a clause  that such  policy and the coverage  evidenced  thereby  shall be primary  with  respect to any  policies carried  by  Landlord,  and that any  coverage  carried by  Landlord  shall be excess insurance.

                                   ARTICLE 44

                                   SIGNAGE

            44.01 Tenant  shall be permitted to affix either sign or plaque on or  adjacent  to the  entrance  door to the  Premises,  subject  to the  prior written approval of Landlord which shall not be unreasonably  withheld subject to the other  provisions  of this article,  with respect to location,  design, size, materials,  quality, coloring, lettering and shape thereof, and subject, also, to  compliance  by Tenant,  at its expense,  with all  applicable  legal requirements  or  regulations.  All  such  signage  shall  be  consistent  and compatible with the design,  aesthetics,  signage and graphics program for the
Building as  established  by Landlord.  Landlord may remove any sign installed in violation of this provision,  and Tenant shall pay the cost of such removal and any restoration costs.

                                   ARTICLE 45

                              RIGHT TO RELOCATE

            45.01 Notwithstanding  anything  contained  in this  Lease  to the contrary,  Landlord shall have the right to substitute in lieu of the Premises alternative  space  in  the  Building  located  on or  above  the  10th  floor designated by Landlord (the "Relocation  Space") effective as of the date (the
"Relocation  Effective  Date")  set  forth in a notice  given to  Tenant  (the
"Relocation  Notice").  The Relocation Space shall be reasonably comparable to the  Premises  with respect to internal  configuration,  quality of finish and rentable  square  foot  area  (i.e.,  plus or minus ten  (10%)  percent).  The
Relocation  Effective  Date shall not be less than ninety (90) days  following the date upon which the  Relocation  Notice is given to  Tenant.  In the event that  Landlord  exercises  its rights  hereunder,  (i) Tenant shall deliver to
Landlord  possession  of the  Premises on or before the  Relocation  Effective
Date vacant and broom clean,  free of all  occupancies  and  encumbrances  and otherwise in accordance with the terms,  covenants and conditions of the Lease as if the Relocation  Effective  Date were the expiration  date of the Term of this Lease,  (ii) effective as of the Relocation  Effective Date, the term and estate  hereby  granted  with  respect  to  the  Premises  originally  demised hereunder  shall  terminate,  the  Relocation  Space shall be deemed to be the
Premises and the Fixed  Annual Rent and  Additional  Rent  payable  under this
Lease  shall be  adjusted,  if  necessary,  so as to  reflect  any  difference between the deemed  rentable  square foot area of the  original  Premises  and said Relocation Space; provided,  however, that in the event that the rentable square  foot  area of said  Relocation  Space is  greater  than  the  original
Premises,   the  Fixed  Annual  Rent  and  Additional  Rent  payable  for  the
Relocation  Space  shall be  equal to the  amount  payable  hereunder  for the
Premises.

            45.02 Provided  that  Tenant is not in default  under this  Lease,
Landlord  shall (i) at  Landlord's  cost and  expense,  remove  and  reinstall
Tenants'  personal  property,  trade  fixtures and equipment in the Relocation
Space  ("Landlord's  Relocation Work") and (ii) compensate Tenant for Tenant's actual,  reasonable,  out-of-pocket  moving and related  expenses  (including, without limitation the reasonable fees of architects,  engineers and attorneys and  reasonable  stationary  costs) upon Tenant's  submission of paid invoices therefor.  Landlord shall  complete  Landlord's  Relocation  Work on or before the Relocation  Effective Date provided that Tenant  cooperates  with Landlord and gives Landlord full access to the Premises to facilitate  the  performance thereof.  Landlord shall use reasonable efforts to minimize  interference with
Tenant's  normal   business   activities   within  the  Premises.   Landlord's
Relocation Work shall be performed after normal business hours or on weekends.

            45.03 Following  any  relocation   undertaken   pursuant  to  this
Article,  Tenant shall  promptly  execute and deliver an agreement  confirming such relocation and fixing any corresponding  adjustments in Fixed Annual Rent and Additional Rent payable under this Lease,  but any failure to execute such an agreement by Tenant shall not affect such  relocation  and  adjustments  as determined by Landlord.

                                   ARTICLE 46

                        FUTURE CONDOMINIUM CONVERSION

            46.01 Tenant  acknowledges that the Building and the land of which the  Premises  form a part  may  be  subjected  to  the  condominium  form  of ownership  prior to the end of the Term of this Lease.  Tenant agrees that if, at any time during the Term,  the  Building and the land shall be subjected to the condominium  form of ownership,  then, this Lease and all rights of Tenant hereunder  are and shall be subject  and  subordinate  in all  respects to any
condominium   declaration   and  any  other   documents   (collectively,   the
"Declaration")  which shall be recorded in order to convert the  Building  and the land of which the Premises form a part to a condominium  form of ownership in accordance  with the  provisions of Article 9-B of the Real Property Law of the State of New York or any successor  thereto.  If any such  Declaration  is to be  recorded,  Tenant,  upon  request  of  Landlord,  shall  enter  into an amendment  of this Lease in such  respects as shall be necessary to conform to
such   condominiumization,    including,   without   limitation,   appropriate
adjustments  to Real  Estate  Taxes  payable  during  the  Base  Tax  Year and
Tenant's Share, as such terms are defined in Article 32 hereof.

                                   ARTICLE 47

                                MISCELLANEOUS

            47.01 This Lease represents the entire  understanding  between the parties with regard to the matters  addressed  herein and may only be modified
by   written   agreement   executed   by  all   parties   hereto.   All  prior
understandings  or  representations   between  the  parties  hereto,  oral  or
written,  with  regard to the  matters  addressed  herein  are  hereby  merged herein.  Tenant  acknowledges that neither Landlord nor any  representative or agent  of  Landlord  has made  any  representation  or  warranty,  express  or implied, as to the physical  condition,  state of repair,  layout,  footage or use of the  Premises or any matter or thing  affecting or relating to Premises except as  specifically  set forth in this Lease.  Tenant has not been induced by and has  not  relied  upon  any  statement,  representation  or  agreement, whether express or implied,  not specifically set forth in this Lease.  Tenant shall not be liable or bound in any manner by any oral or  written  statement, broker's  "set-up","  representation,  agreement or information  pertaining to the  Premises,  the  Building or this  Agreement  furnished by any real estate broker,  agent,  servant,  employee or other person,  unless  specifically set forth herein,  and no rights are or shall be acquired by Tenant by implication or otherwise unless expressly set forth herein.  This Lease shall be construed without  regard  to any  presumption  or  other  rule  requiring  construction against the party causing this agreement to be drafted.

                                   ARTICLE 48

                             COMPLIANCE WITH LAW

            48.01 If, at any time  during the Term  hereof,  Landlord  expends any sums for  alterations or  improvements  to the Building which are required to be made pursuant to any law, ordinance or governmental  regulation,  Tenant shall pay to Landlord,  as Additional Rent, Tenant's Share of such cost within ten (10) days after demand therefor;  provided,  however,  that if the cost of such  alteration or  improvement is one which is required to be amortized over a period of time  pursuant  to  applicable  governmental  regulations,  Tenant shall pay to Landlord,  as Additional  Rent,  during each year in which occurs any  part of the  Term,  Tenant's  Share of the cost  thereof  amortized  on a straight line basis over an  appropriate  period,  but not more than three (3)
years.  Notwithstanding  anything to the  contrary  contained  herein,  in the event that the  requirement  for the  performance  of any such  alteration  of improvement is  attributable to the actions,  installations,  use or manner of use of the Premises by Tenant,  then in such event Tenant shall be responsible to pay the entire cost imposed by Landlord with respect to such  alteration of improvement;  provided,  further, however, that the Additional Rent payable by
Tenant under this Section  48.01 in any single  calendar  year during the Term hereof shall not exceed the sum of $10,495.00.

                                   ARTICLE 49

                               EXTENSION OPTION

            49.01 Provided  that  Tenant is not in  default  under  this Lease beyond the grace period  applicable  to such  default,  if any, at the time of exercise of its option under this Section 49 or on the  Expiration  Date,  and the Tenant  first  named  herein or any  permitted  successor  in  interest or affiliate of Tenant (collectively,  "Named Tenant") shall occupy not less than eighty  (80%)  percent of the entire  Premises for the conduct of its business on the Expiration Date, the Named Tenant shall have the right (the "Extension
Right") to extend the term of the Lease  with  respect to the entire  Premises for a single one (1) period (the "Extension  Term").  The Extension Term shall commence  on the day after the  Expiration  Date (the  "Extension  Term Comm.
Date")  and shall  expire on the first  (1st)  anniversary  of the  Expiration
Date,  unless the  Extension  Term shall  sooner  end  pursuant  to any of the terms,  covenants or conditions  of the Lease or pursuant to Law.  Tenant must give Landlord written notice of Tenant's  intention to exercise such option no later than two hundred seventy (270) days years prior to the Expiration  Date, as to which date time is of the  essence,  and upon the giving of such notice, subject to the  provisions  of the first  sentence of this  Section  49.01 and
Subsection  (vi)  hereof,  the term of the  Lease  shall be  extended  without execution  or delivery of any other or further  document,  with the same force and  effect as if the  Extension  Term had  originally  been  included  in the original  term of the Lease.  All of the terms,  covenants  and  conditions of the Lease shall  continue in full force and effect during the Extension  Term, including items of Additional  Rent and escalation  which shall remain payable on the terms  herein set forth  (provided,  however,  that the  provisions  of
Sections  3.02 and 22.02 hereof shall not be  applicable  during the Extension
Term) and Tenant  shall have no further  right to extend the term of the Lease for any reason.

            (ii)  The fixed  annual  rent  payable by Tenant for the  Premises during  the  Extension  Term  shall be the  fair  market  rental  value of the
Premises  based upon the criteria set forth in subsection  (v) of this Article
(the  "FMRV"),  determined  as of the  Expiration  Date.  The  FMRV  shall  be determined as follows:

            (1)   Nine (9) months  before  the  Expiration  Date as  initially herein set forth,  Landlord and Tenant  shall  commence  negotiations  in good faith to attempt to agree upon the FMRV.  If Landlord and Tenant  cannot reach agreement by seven (7) months before the Expiration Date,  Landlord and Tenant shall, no later than six (6) months before the Expiration  Date, each select a reputable, qualified,  independent,  licensed real estate broker with at least ten (10) years  experience in office leasing in midtown  Manhattan,  having an office in New York County and familiar  with the rentals then being charged in the Building and in buildings of  comparable  quality and character in midtown
Manhattan  ("Midtown")  (such  brokers  are  referred  to,  respectively,   as
"Landlord's  Broker" and "Tenant's  Broker"),  who shall confer promptly after their  selection by Landlord and Tenant and shall  exercise good faith efforts to attempt to agree upon the FMRV.  If Landlord's  Broker and Tenant's  Broker cannot reach agreement by four (4) months prior to the Expiration  Date, then, within twenty (20) days  thereafter,  they shall designate a third  reputable, qualified,  independent,  licensed  real estate  broker with at least ten (10)
years experience in office leasing in midtown  Manhattan,  having an office in
New York  County and  familiar  with the  rentals  then  being  charged in the
Building and in comparable  buildings in Midtown (the  "Independent  Broker").
Upon failure of  Landlord's  Broker and Tenant's  Broker  timely to agree upon the designation of the Independent  Broker,  then the Independent Broker shall be appointed by the  President of the Real Estate Board of New York,  Inc., or
the successor thereto,  upon ten (10) days notice.  Within ten (10) days after such  appointment,  Landlord's  Broker and Tenant's Broker shall each submit a letter to the Independent Broker, with a copy to Landlord and Tenant,  setting
forth  such  broker's   estimate  of  the  FMRV  and  the  rationale  used  in
determining  it  (respectively,  "Landlord's  Broker's  Letter" and "Tenant's
Broker's Letter").

            (2)   If the  estimates set forth in  Landlord's  Broker's  Letter and Tenant's  Broker's  Letter  differ by five (5%) percent per annum or less, then the FMRV shall not be determined by the Independent  Broker, and the FMRV shall be the average of the estimates set forth in Landlord's  Broker's Letter and  Tenant's  Broker's  Letter.  If the  estimates  set  forth in  Landlord's
Broker's  Letter and Tenant's  Broker's  Letter  differ by more than five (5%)
percent per annum,  the Independent  Broker shall conduct such  investigations and hearings as he or she may deem  appropriate  and shall,  within sixty (60)
days after the date of his or her appointment,  choose either the estimate set forth in  Landlord's  Broker's  Letter or the  estimate  set forth in Tenant's
Broker's  Letter to be the FMRV and such choice shall be binding upon Landlord and Tenant.  Landlord  and Tenant  shall each pay the fees and expenses of its respective  broker.  The fees and expenses of the Independent  Broker shall be shared equally by Landlord and Tenant.

            (iii) If the Extension Term commences prior to a determination  of the Fixed Rent for the Extension Term as herein  provided,  then the amount to be paid by Tenant on account of Fixed Rent until such  determination  has been made shall be the greater of the  Escalated  Rent or the estimate set forth in
Landlord's  Broker's  Letter.  After the Fixed Rent during the Extension  Term has been determined as aforesaid,  any amounts  theretofore  paid by Tenant to
Landlord  on  account  of Fixed  Rent in excess of the amount of Fixed Rent as finally  determined  shall be credited by  Landlord  against the next  ensuing monthly Fixed Rent payable by Tenant to Landlord.

            (iv)  Promptly after the Fixed Rent has been determined,  Landlord and Tenant shall execute,  acknowledge and deliver an agreement  setting forth the Fixed Rent for the Extension  Term, as finally  determined,  provided that the failure of the parties to do so shall not affect their  respective  rights and obligations hereunder.

            (v)   The FMRV shall be the fair market  rental  value,  as of the
Expiration Date, of space comparable to the Premises in Midtown  applicable to a party  renting  such space on a renewal  basis  taking into account that the leasehold  improvements  contained  therein were designed and  constructed by, and of  particular  value to,  the Named  Tenant for its  business  operations therein.

            (vi)  Notwithstanding  anything to the contrary  contained in this
Article,  Landlord shall have the right, in its sole discretion,  to waive the conditions to the  effectiveness  of Tenant's  exercise of its Extension Right set forth in  subsection  (i) of this Article 49 without  thereby  waiving any default by Tenant set forth in Paragraph (i) of this Article  without  thereby waiving any default by Tenant,  in which event (i) the term of the Lease shall be extended without  execution or delivery of any other or further document in accordance  with the provisions of this Article with the same force and effect as if the  Extension  Term had  originally  been  included  in the term of the
Lease, and (ii) Landlord shall be entitled to all of the remedies  provided by this Lease and at law with respect to any such default by Tenant.

            IN WITNESS  WHEREOF,  the said Landlord,  and the Tenant have duly executed this Lease as of the day and year first above written.

                                      SLG GRAYBAR SUBLEASE LLC, a New York
                                      limited liability company, Landlord

                                      By:    SLG Graybar Sublease Corp., a
                                      New York corporation, its Managing
                                      Member

                                      By:    /s/Gerard Nocera
                                      Title: Executive Vice President

Witness:

--------------------------
Name:
Title:                                MEDIX RESOURCES, INC., as Tenant

                                      By:    /s/John R. Prufeta
                                      Title: President & CEO

Witness:

Name:       /s/Gary L. Smith
Title:            Executive Vice President & Chief Financial Officer

                                   ARTICLE 50

                            RULES AND REGULATIONS
                          MADE A PART OF THIS LEASE

            1. No animals,  birds,  bicycles or vehicles shall be brought into or kept in the Premises.  The Premises shall not be used for  manufacturing or commercial  repairing  or for sale or display of  merchandise  or as a lodging place, or for any immoral or illegal  purpose,  nor shall the Premises be used for a public  stenographer  or  typist;  barber  or  beauty  shop;  telephone, secretarial  or  messenger  service;  employment,  travel or  tourist  agency;
school or classroom;  commercial  document  reproduction;  or for any business other than specifically  provided for in the Tenant's lease.  Tenant shall not cause or permit in the Premises  any  disturbing  noises  which may  interfere with occupants of this or neighboring Buildings,  any cooking or objectionable odors,  or any nuisance of any kind, or any  inflammable  or explosive  fluid, chemical or  substance.  Canvassing,  soliciting  and peddling in the Building are prohibited, and each tenant shall cooperate so as to prevent the same.

            2. The toilet  rooms and other water  apparatus  shall not be used for any  purposes  other than those for which  they were  constructed,  and no sweepings,  rags,  ink,  chemicals  or other  unsuitable  substances  shall be thrown  therein.  Tenant  shall not place  anything  out of doors,  windows or skylights,  or into  hallways,  stairways  or  elevators,  nor  place  foot or objects  on outside  window  sills.  Tenant  shall not  obstruct  or cover the halls,  stairways  and  elevators,  or use them  for any  purpose  other  than ingress  and  egress  to or  from  Tenant's  Premises,  nor  shall  skylights, windows,  doors and transoms  that reflect or admit light into the Building be covered or  obstructed  in any way. All drapes and blinds  installed by Tenant on any  exterior  window of the Premises  shall  conform in style and color to the Building standard.

            3.  Tenant  shall not place a load upon any floor of the  Premises in excess of the load per square  foot which such floor was  designed to carry and which is allowed by law.  Landlord  reserves  the right to  prescribe  the weight and position of all safes,  file  cabinets and filing  equipment in the
Premises.  Business  machines  and  mechanical  equipment  shall be placed and maintained by Tenant,  at Tenant's expense,  only with Landlord's  consent and in  settings  approved by Landlord  to control  weight,  vibration,  noise and annoyance.  Smoking or carrying  lighted  cigars,  pipes or  cigarettes in the elevators of the Building is prohibited.

            4.  Tenant  shall  not move any heavy or bulky  materials  into or
out  of  the  Building  or  make  or  receive   large   deliveries  of  goods,
furnishings,  equipment  or  other  items  without  Landlord's  prior  written consent,  and then only during such hours and in such manner as Landlord shall approve and in accordance  with Landlord's  rules and  regulations  pertaining thereto.  If any  material or  equipment  requires  special  handling,  tenant shall employ only persons holding a Master  Rigger's  License to do such work, and  all  such  work  shall  comply  with  all  legal  requirements.  Landlord reserves  the right to inspect  all freight to be brought  into the  Building, and to exclude  any  freight  which  violates  any rule,  regulation  or other provision of this Lease.

            5. No sign,  advertisement,  notice or thing  shall be  inscribed, painted or  affixed on any part of the  Building,  without  the prior  written consent of Landlord.  Landlord may remove  anything  installed in violation of this  provision,  and  Tenant  shall  pay the  cost of  such  removal  and any
restoration   costs.   Interior  signs  on  doors  and  directories  shall  be
inscribed or affixed by Landlord at Tenant's  expense.  Landlord shall control the  color,  size,  style  and  location  of  all  signs,  advertisements  and notices.  No  advertising  of any kind by Tenant shall refer to the  Building, unless first approved in writing by Landlord.

            6. No article  shall be fastened to, or holes  drilled or nails or screws  driven  into,  the  ceilings,  walls,  doors or other  portions of the
Premises, nor shall any part of the Premises be painted,  papered or otherwise covered, or in any way marked or broken,  without the prior written consent of
Landlord.

            7. No existing  locks shall be changed,  nor shall any  additional locks or  bolts of any kind be  placed  upon  any door or  window  by  Tenant, without the prior  written  consent of  Landlord.  Two (2) sets of keys to all exterior  and  interior  locks  shall  be  furnished  to  Landlord  .  At  the termination  of this Lease,  Tenant shall deliver to Landlord all keys for any portion of the Premises or Building.  Before leaving the Premises at any time,
Tenant shall close all windows and close and lock all doors.

            8. No Tenant  shall  purchase  or obtain  for use in the  Premises any spring water,  ice, towels,  food,  bootblacking,  barbering or other such service  furnished  by any  company or person not  approved by  Landlord.  Any necessary  exterminating  work in the  Premises  shall  be  done  at  Tenant's expense,  at such times,  in such manner and by such company as Landlord shall require.  Landlord reserves the right to exclude from the Building,  from 6:00
p.m. to 8:00 a.m., and at all hours on Sunday and legal holidays,  all persons who do not present a pass to the Building  signed by Landlord.  Landlord  will furnish passes to all persons  reasonably  designated by Tenant.  Tenant shall be  responsible  for the acts of all  persons  to whom  passes  are  issued at
Tenant's request.

            9.  Whenever  Tenant shall submit to Landlord any plan,  agreement or other  document for  Landlord's  consent or approval,  Tenant agrees to pay
Landlord as Additional  Rent, on demand,  an  administrative  fee equal to the sum of the reasonable fees of any architect,  engineer or attorney employed by
Landlord  to  review  said  plan,   agreement  or  document   and   Landlord's
administrative costs for same.

            10. The use in the Premises of  auxiliary  heating  devices,  such as portable  electric  heaters,  heat lamps or other devices  whose  principal
function  at  the  time  of  operation  is  to  produce  space   heating,   is
prohibited.

            11.  Tenant  shall keep all doors from the hallway to the Premises closed at all times  except  for use during  ingress  to and  egress  from the
Premises.   Tenant  acknowledges  that  a  violation  of  the  terms  of  this paragraph may also  constitute a violation of codes,  rules or  regulations of governmental  authorities having or asserting  jurisdiction over the Premises, and Tenant  agrees to indemnify  Landlord from any fines,  penalties,  claims, action or increase in fire  insurance  rates which might result from  Tenant's violation of the terms of this paragraph.

            12.   Tenant  shall  be   permitted  to  maintain  an   "in-house"
messenger or delivery service within the Premises,  provided that Tenant shall require that any messengers in its employ affix  identification  to the breast pocket of their outer  garment,  which shall bear the  following  information:
name of Tenant,  name of employee and  photograph of the employee.  Messengers in Tenant's  employ shall  display  such  identification  at all time.  In the event that Tenant or any agent,  servant or employee of Tenant,  violates  the terms of this  paragraph,  Landlord  shall be entitled to  terminate  Tenant's permission  to maintain  within the  Premises  in-house  messenger or delivery service upon written notice to Tenant.

            13.  Tenant  will  be  entitled  to  three  (3)  listings  on  the
Building lobby  directory  board,  without  charge.  Any additional  directory listing (if space is available),  or any change in a prior  listing,  with the exception  of a  deletion,  will be  subject  to a  fourteen  ($14.00)  dollar service charge, payable as Additional Rent.

            14.  In  case  of  any  conflict  or  inconsistency   between  any
provisions  of this Lease and any of the rules and  regulations  as originally or as hereafter adopted, the provisions of this Lease shall control.

                                  EXHIBIT A

    [Not included since both parties agreed that for identification of the premises, reference is made to the architectural plan showing the office layout, which is not included in this lease document.]

                                  EXHIBIT B

      Tenant  shall  pay  Fixed   Annual  Rent  for  the   Premises   (without
electricity) at the following rates per annum:

      a)    Two  Hundred  Eighty  Three  Thousand  Three  Hundred  Sixty  Five
            ($283,365.00)  Dollars  per annum  ($23,613.75  per month) for the period commencing on February 1, 2002 through January31, 2003;

      b)    Two   Hundred   Eighty  Nine   Thousand   Thirty  Two  and  36/100
            ($289,032.36)  Dollars  per annum  ($24,086.03  per month) for the period commencing February 1, 2003 through January 31, 2004; and

      c)    Two  Hundred   Ninety  Four  Thousand   Eight   Hundred   Thirteen
            ($294,813.00)  Dollars  per annum  ($24,567.75  per month) for the period commencing February 1, 2004 through January 31, 2005.

                                  EXHIBIT C

                           CLEANING SPECIFICATIONS

A)    Carpet sweep ENERAL CLEANING - NIGHTLY

-     Dust sweep all stone, ceramic tile, marble terrazzo, asphalt tile, linoleum, rubber, vinyl and other types of flooring

-     all carpets and rugs four (4) times per week

-     Vacuum clean all carpets and rugs, once (1) per week

-     Police all private stairways and keep in clean condition

-     Empty and clean all wastepaper baskets, ash trays and receptacles;  damp dust as necessary

-     Clean all cigarette urns and replace sand or water as necessary

-     Remove all normal  wastepaper and tenant rubbish to a designated area in the  premises.  (Excluding  cafeteria  waste,  bulk  materials,  and all special materials such as old desks, furniture, etc.)

-     Dust all furniture, and window sills as necessary

-     Dust clean all glass furniture tops

-     Dust all chair rails, trim and similar objects as necessary

-     Dust all baseboards as necessary

-     Wash clean all water fountains

-     Keep locker and service closets in clean and orderly condition

B)    LAVATORIES - NIGHTLY (EXCLUDING PRIVATE & EXECUTIVE LAVATORIES)

-     Sweep and mop all flooring

-     Wipe  clean  all  mirrors,  powder  shelves  and  brightwork,  including flushometers, piping toilet seat hinges

-     Wash and disinfect all basin, bowls and urinals

-     Wash both sides of all toilet seats

-     Dust all partitions, tile walls, dispensers and receptacles

-     Empty and clean paper towel and sanitary disposal receptacles

-     Fill  toilet  tissue  holders,  soap  dispensers  and towel  dispensers;
      materials to be furnished by Landlord

-     Remove all wastepaper and refuse to designated area in the premises

C)    LAVATORIES - PERIODIC CLEANING (EXCLUDES PRIVATE & EXECUTIVE LAVATORIES

-     Machine scrub flooring as necessary

-     Wash all  partitions,  tile  walls,  and enamel  surfaces  periodically, using proper disinfectant when necessary

D)    DAY SERVICES - DUTIES OF THE DAY PORTERS

-     Police ladies' restrooms and lavatories, keeping them in clean condition

-     Fill toilet dispensers; materials to be furnished by Landlord

-     Fill sanitary napkin dispensers; materials to be furnished by Landlord

E)    SCHEDULE OF CLEANING

-     Upon completion of the nightly chores, all lights shall be turned off, windows closed, doors locked and offices left in a neat and orderly condition

-     All day, nightly and periodic cleaning services as listed herein, to be done five nights each week, Monday through Friday, except Union and
      Legal Holidays

-     All windows from the 2nd floor to the roof will be cleaned inside out quarterly, weather permitting